UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23894

Exact name of registrant as specified in charter:	PGIM Credit Income Fund

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2025

Date of reporting period:	06/30/2025

Item 1 – Reports to Stockholders

(a)	Report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

PGIM CREDIT INCOME FUND

SEMIANNUAL REPORT

JUNE 30, 2025

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 2025 were not audited and, accordingly, no auditor’s opinion is expressed on them.

Mutual funds and certain closed-end funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2025 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the semiannual report for the PGIM Credit Income Fund informative and useful. The report covers performance for the six-month period ended June 30, 2025.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 16th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President and Principal Executive Officer

PGIM Credit Income Fund

August 15, 2025

PGIM Credit Income Fund 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments/mutual-funds/pgim-credit-income-fund or by calling (800) 225-1852.

	Total Returns as of 6/30/25 (without sales charges) Six Months* (%)	Average Annual Total Returns as of 6/30/25 (with sales charges)
		One Year (%)	Since Inception** (%)

Class A	2.86	6.08	8.18 (12/11/2023)

Class C	3.07	7.60	9.50 (12/11/2023)

Class Z	3.55	9.67	10.61 (12/11/2023)

ICE BofA US 3-Month Treasury Bill Index

	2.07	4.68	4.94

Bloomberg 1-5 Year US Credit Index

	3.80	7.14	6.61

*Not annualized

**Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower. Total returns are based on changes in net asset value. Net asset value total return assumes the reinvestment of all distributions, including returns of capital, if any.

Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date. All returns exclude the impact of redemption fees on shares purchased and held less than 12 months.

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The Fund’s applicable sales charges, redemption fees, and distribution and service fees are described for each share class in the table below.

	Class A	Class C	Class Z

Maximum initial sales charge	2.50%	None	None

Contingent deferred sales charge (CDSC)	1.50% on shares purchased without a sales charge if the shares are repurchased during the first 12 months after purchase	1.00% on shares repurchased during the first 12 months after purchase	None

Redemption fee	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.75%	1.00%	None

Benchmark Definitions

ICE BofA US 3-Month Treasury Bill Index—The ICE BofA US 3-Month Treasury Bill Index is an unmanaged index which is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

Bloomberg 1-5 Year US Credit Index—The Bloomberg 1-5 Year US Credit Index is an unmanaged index of publicly issued US corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. It gives an indication of how short- and intermediate-term bonds have performed.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes that may be paid by an investor.

PGIM Credit Income Fund 5

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Credit Income Fund’s Class Z shares returned 3.55% based on net asset value during the six-month period ended June 30, 2025, outperforming the 2.07% return of the ICE BofA US 3-Month Treasury Bill Index.

What were the market conditions?

•

The bull market for fixed income that started toward the end of 2022 continued through the first half of 2025. In contrast to the typical bull market, when the dominant driver of returns consists of a wholesale drop in yields, this bull market continued to be mostly fueled by the simple accrual of yield itself, as well as the incremental returns on spread products. Indeed, credit products posted the best performance so far in 2025, with the riskier sectors, such as high yield and emerging markets hard currency, posting the highest returns.

•

US high yield bonds reported positive total returns over the period as spreads compressed to near-historic tights, due to supportive fundamentals, light net new supply, and stable, albeit slowing, economic growth.

•	US bank loans also gained amid a lack of net new supply, ongoing collateralized loan obligation (CLO) demand, inflows into bank loan funds, and high all-in coupons.

•

High-quality securitized credit posted positive total returns over the period even as spreads generally widened. High-quality CLOs and high-quality commercial mortgage-backed securities (CMBS) both registered positive total returns during the period.

•

Emerging markets (EM) debt performance was also strongly positive, with EM hard currency sovereigns, corporates, local rates, and currencies all posting strong total returns despite tariff-related volatility and an uncertain global backdrop.

What worked?

•

Overall security selection contributed to the Fund’s performance over the reporting period, with selection in US high yield corporates, non-agency mortgage-backed securities (MBS), British pound sterling (GBP) high yield corporates, GBP bank loans, and EM high yield contributing the most.

•	While overall sector allocation detracted, overweights to the European high yield corporate, non-agency CMBS AA and below, and EM high yield sectors contributed to performance.

•	Within credit, positioning in transportation & environmental services, technology, and cable & satellite contributed to performance.

•	From a market perspective, having more risk in the portfolio, on average, than the relevant benchmark over the period contributed to performance.

What didn’t work?

•	While security selection contributed to performance, selection in Treasuries and European high yield corporates detracted from performance.

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•	Overall sector allocation also detracted, with overweights to the CLO BBB, European bank loan, and US high yield sectors detracting from performance the most.

•	Within credit, positioning in telecom, health care & pharmaceuticals, and metals & mining detracted from performance.

•

In aggregate, the Fund’s duration and tactical yield curve positioning detracted from performance, as US Treasury yields declined, and the curve steepened. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

Did the Fund use derivatives?

The Fund used credit default swaps (CDS), total return swaps (TRS), foreign exchange (FX) forwards, and financial futures to hedge credit risk and help manage the overall beta of the portfolio. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market index.) Positions in CDS contributed to performance over the reporting period, while TRS, FX forward positions, and financial futures detracted from performance.

How did the Fund’s borrowing (leverage) strategy affect its performance?

The Fund’s use of leverage via reverse repurchase agreements contributed positively to NAV performance as the estimated additional return from the use of leverage exceeded the cost of such agreements. As of June 30, 2025, the Fund had $35.4 million outstanding in reverse repurchase agreements, which represented 24.79% of leverage on total assets. During the reporting period, the average amount of reverse repurchase agreements outstanding was $31.3 million.

Current outlook

•

Looking ahead, geopolitical risks and trade tensions are likely to remain high. Nonetheless, moderate growth and moderating inflation in major developed markets look set to continue, with Western central banks generally expected to hold or cut rates in the quarters ahead. In turn, this is likely to keep overall rate levels stable to lower, albeit with the potential for further yield curve steepening. On net, this backdrop of stable-to-falling rates should support the bond market overall.

•

In terms of monetary policy, a gap remains between recent US inflation prints of around 2.5% and the 2% target. Moreover, US tariffs pose risks to the inflation outlook, with PGIM Fixed Income’s base case assuming US inflation will rise further above the target. Accordingly, the US Federal Reserve is expected to remain on hold for now, with two more 25-basis-point cuts over the next 12 months as the most likely outcome—slightly more hawkish than current market pricing. (One basis point equals 0.01%.)

PGIM Credit Income Fund 7

Strategy and Performance Overview* (continued)

•

Regarding credit, fundamentals generally remain firm. While growth prospects may not be strong enough to warm the hearts of equity investors, the backdrop of ongoing anxiety is perhaps an ironic positive for credit investors, preventing excess exuberance among debtors that invariably leads to a steep rise in downside credit risks.

•

Despite this benign outlook, PGIM Fixed Income expects to see intermittent bouts of volatility in credit spreads as events unfold. Nonetheless, the underlying durability of fundamentals, along with the favorable supply/demand balance in credit markets, suggests that spreads in the quarters ahead may remain toward the bottom end of their historical ranges, allowing further, albeit more modest, outperformance by credit products.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Schedule of Investments (unaudited)

as of June 30, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 132.0%

ASSET-BACKED SECURITIES 19.3%

Automobiles 0.2%

Huntington Bank Auto Credit-Linked Notes,
Series 2024-01, Class D, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)	9.552%(c)	05/20/32		235	$240,376

Collateralized Loan Obligations 17.4%

Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2021-16A, Class D, 144A, 3 Month SOFR + 3.962% (Cap N/A, Floor 3.700%)	8.231(c)	01/20/34		1,100	1,100,381
Barings Euro CLO DAC (Ireland),
Series 2024-01A, Class D, 144A, 3 Month EURIBOR + 4.500% (Cap N/A, Floor 4.500%)	6.736(c)	07/20/37	EUR	1,000	1,181,573
Barrow Hanley CLO Ltd. (Cayman Islands),
Series 2024-03A, Class D, 144A, 3 Month SOFR + 4.150% (Cap N/A, Floor 4.150%)	8.419(c)	04/20/37		1,000	1,013,070
Carlyle Euro CLO DAC (Ireland),
Series 2022-05A, Class CR, 144A, 3 Month EURIBOR + 4.150% (Cap N/A, Floor 4.150%)	6.308(c)	04/25/37	EUR	1,000	1,180,378
CQS US CLO Ltd. (United Kingdom),
Series 2023-03A, Class D, 144A, 3 Month SOFR + 4.200% (Cap N/A, Floor 4.200%)	8.482(c)	01/25/37		1,500	1,513,529
Elevation CLO Ltd. (Cayman Islands),
Series 2021-12A, Class D2R, 144A, 3 Month SOFR + 5.360% (Cap N/A, Floor 5.360%)	9.629(c)	04/20/37		1,000	1,001,106
Hayfin Emerald CLO DAC (Ireland),
Series 05A, Class DR, 144A, 3 Month EURIBOR + 4.160% (Cap N/A, Floor 4.160%)	6.287(c)	11/17/37	EUR	1,000	1,182,032
KKR CLO Ltd. (United Kingdom),
Series 2022-43A, Class DR, 144A, 3 Month SOFR + 4.950% (Cap N/A, Floor 4.950%)	9.206(c)	01/15/36		1,000	1,010,010
Monument CLO DAC (Ireland),
Series 01A, Class D, 144A, 3 Month EURIBOR + 4.350% (Cap N/A, Floor 4.350%)	6.493(c)	05/15/37	EUR	1,500	1,790,709
Nassau Euro CLO DAC (Ireland),
Series 04A, Class D, 144A, 3 Month EURIBOR + 3.950% (Cap N/A, Floor 3.950%)	6.186(c)	07/20/38	EUR	1,000	1,197,345
Northwoods Capital Ltd. (Cayman Islands),
Series 2020-22A, Class DRR, 144A, 3 Month SOFR + 4.950% (Cap N/A, Floor 4.950%)	9.268(c)	09/16/31		950	950,504
OFSI BSL CLO Ltd. (Cayman Islands),
Series 2024-13A, Class D1, 144A, 3 Month SOFR + 4.500% (Cap N/A, Floor 4.500%)	8.769(c)	04/20/37		1,000	1,008,820

See Notes to Financial Statements.

PGIM Credit Income Fund 9

Schedule of Investments (unaudited) (continued)

as of June 30, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Silver Rock CLO (Cayman Islands),
Series 2023-03A, Class D, 144A, 3 Month SOFR + 5.050% (Cap N/A, Floor 5.050%)	9.322%(c)	01/20/36	1,000	$1,000,419
Tikehau US CLO Ltd. (Bermuda),
Series 2022-02A, Class D1R, 144A, 3 Month SOFR + 5.150% (Cap N/A, Floor 5.150%)	9.419(c)	01/20/36	2,000	2,001,901
Z Capital Credit Partners BSL CLO Ltd. (Cayman Islands),
Series 2024-01A, Class C, 144A, 3 Month SOFR + 3.650% (Cap N/A, Floor 3.650%)	7.911(c)	04/16/36	1,500	1,511,702

				18,643,479

Consumer Loans 0.8%

Affirm Asset Securitization Trust,
Series 2024-A, Class 1E, 144A	9.170	02/15/29	850	859,137

Credit Cards 0.9%

Genesis Sales Finance Master Trust,
Series 2024-B, Class B, 144A	6.260	12/20/32	1,000	1,006,313

TOTAL ASSET-BACKED SECURITIES (cost $19,916,980)				20,749,305

COMMERCIAL MORTGAGE-BACKED SECURITIES 15.6%
ARES Trust,
Series 2025-IND03, Class D, 144A, 1 Month SOFR + 2.550% (Cap N/A, Floor 2.550%)	6.862(c)	04/15/42	420	418,950
Benchmark Mortgage Trust,
Series 2024-V05, Class XD, IO, 144A	3.205(cc)	01/10/57	8,000	731,104
Series 2024-V06, Class XD, IO	3.502(cc)	03/15/57	6,000	628,750
Series 2024-V12, Class A3	5.738	12/15/57	230	239,554
BFLD Mortgage Trust,
Series 2024-VICT, Class B, 144A, 1 Month SOFR + 2.589% (Cap N/A, Floor 2.589%)	6.901(c)	07/15/41	700	698,250
Series 2024-WRHS, Class E, 144A, 1 Month SOFR + 3.689% (Cap N/A, Floor 3.689%)	8.001(c)	08/15/26	927	924,680
BMO Mortgage Trust,
Series 2024-05C3, Class XD, IO, 144A	3.088(cc)	02/15/57	7,250	649,537
Series 2024-05C5, Class XD, IO, 144A	2.711(cc)	02/15/57	3,975	337,199
BPR Trust,
Series 2021-TY, Class D, 144A, 1 Month SOFR + 2.464% (Cap N/A, Floor 2.350%)	6.776(c)	09/15/38	1,000	993,790

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
BX Commercial Mortgage Trust,
Series 2024-AIRC, Class D, 144A, 1 Month SOFR + 3.089% (Cap N/A, Floor 3.089%)	7.401%(c)	08/15/39		971	$974,267
Series 2025-SPOT, Class D, 144A, 1 Month SOFR + 2.492% (Cap N/A, Floor 2.492%)	6.804(c)	04/15/40		500	495,006
Series 2025-SPOT, Class E, 144A, 1 Month SOFR + 3.690% (Cap N/A, Floor 3.690%)	8.002(c)	04/15/40		500	495,996
BX Trust,
Series 2025-DIME, Class E, 144A, 1 Month SOFR + 3.000% (Cap N/A, Floor 3.000%)	7.312(c)	02/15/35		1,000	992,194
Series 2025-ROIC, Class E, 144A, 1 Month SOFR + 2.941% (Cap N/A, Floor 2.941%)	7.253(c)	03/15/30		750	735,042
Series 2025-TAIL, Class E, 144A, 1 Month SOFR + 3.300% (Cap N/A, Floor 3.300%)	7.612(c)	06/15/35		940	940,194
GS Mortgage Securities Corp. Trust,
Series 2025-800D, Class A, 144A, 1 Month SOFR + 2.650% (Cap N/A, Floor 2.650%)	6.965(c)	11/25/41		205	205,366
NYC Commercial Mortgage Trust,
Series 2025-03BP, Class E, 144A, 1 Month SOFR + 3.540% (Cap N/A, Floor 3.540%)	7.851(c)	02/15/42		1,000	986,381
ONE Mortgage Trust,
Series 2021-PARK, Class D, 144A, 1 Month SOFR + 1.614% (Cap N/A, Floor 1.500%)	5.926(c)	03/15/36		1,000	938,467
ROCK Trust,
Series 2024-CNTR, Class E, 144A	8.819	11/13/41		1,000	1,052,077
Taurus CMBS (United Kingdom),
Series 2025-UK3A, Class E, 144A, SONIA + 3.800% (Cap N/A, Floor 0.000%)	8.042(c)	07/20/35	GBP	750	1,029,488
Wells Fargo Commercial Mortgage Trust,
Series 2021-FCMT, Class C, 144A, 1 Month SOFR + 2.514% (Cap N/A, Floor 2.400%)	6.826(c)	05/15/31		1,300	1,287,225
WHARF Commercial Mortgage Trust,
Series 2025-DC, Class E, 144A	7.724(cc)	07/15/40		1,000	1,024,404

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $16,987,441)					16,777,921

CORPORATE BONDS 51.6%

Aerospace & Defense 2.0%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(v)	8.750	11/15/30		2,000	2,164,735

See Notes to Financial Statements.

PGIM Credit Income Fund 11

Schedule of Investments (unaudited) (continued)

as of June 30, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Airlines 0.2%

United Airlines, Inc.,
Sr. Sec’d. Notes, 144A(v)	4.375%	04/15/26		200	$198,578

Apparel 0.8%

Wolverine World Wide, Inc.,
Gtd. Notes, 144A(v)	4.000	08/15/29		975	873,811

Auto Parts & Equipment 0.8%

Tenneco, Inc.,
Sr. Sec’d. Notes, 144A(v)	8.000	11/17/28		900	889,945

Banks 4.2%

Cassa Depositi e Prestiti SpA (Italy),
Sr. Unsec’d. Notes, 144A(v)	5.875	04/30/29		200	207,724
Citigroup, Inc.,
Jr. Sub. Notes, Series CC(v)	7.125(ff)	08/15/29(oo)		470	484,597
Jr. Sub. Notes, Series X(v)	3.875(ff)	02/18/26(oo)		1,233	1,216,937
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U(v)	3.650(ff)	08/10/26(oo)		1,000	979,269
Royal Bank of Canada (Canada),
Jr. Sub. Notes	7.500(ff)	05/02/84		750	773,743
Toronto-Dominion Bank (The) (Canada),
Jr. Sub. Notes	7.250(ff)	07/31/84		785	803,643

					4,465,913

Building Materials 0.2%

Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	8.750	08/01/28		175	161,403

Chemicals 3.3%

Ashland, Inc.,
Sr. Unsec’d. Notes, 144A(v)	3.375	09/01/31		300	266,425
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes	8.500	01/12/31		400	348,400
Gtd. Notes, 144A	8.500	01/12/31		200	174,200
Herens Midco Sarl (Luxembourg),
Gtd. Notes	5.250	05/15/29	EUR	710	611,870
Monitchem HoldCo 3 SA (Luxembourg),
Sr. Sec’d. Notes(v)	8.750	05/01/28	EUR	1,445	1,713,049

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A(v)	6.750%	05/02/34	260	$268,980
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A	6.800	05/13/30	200	204,900

				3,587,824

Coal 0.4%

Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A(v)	9.250	10/01/29	550	411,125

Commercial Services 0.4%

Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	9.000	06/01/29	50	46,632
Autopistas del Sol SA (Costa Rica),
Sr. Sec’d. Notes	7.375	12/30/30	245	241,715
DCLI Bidco LLC,
Second Mortgage, 144A	7.750	11/15/29	95	96,205

				384,552

Computers 0.5%

McAfee Corp.,
Sr. Unsec’d. Notes, 144A(v)	7.375	02/15/30	575	542,805

Diversified Financial Services 0.8%

Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A(v)	5.750	11/15/31	500	505,296
OneMain Finance Corp.,
Gtd. Notes	6.625	05/15/29	150	154,257
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A(v)	5.750	09/15/31	250	245,188

				904,741

Electric 5.2%

Aydem Yenilenebilir Enerji A/S (Turkey),
Sr. Sec’d. Notes	7.750	02/02/27	189	187,110
Calpine Corp.,
Sr. Unsec’d. Notes, 144A(v)	4.625	02/01/29	575	567,400
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, MTN	8.450	08/10/28	404	423,190
NRG Energy, Inc.,
Jr. Sub. Notes, 144A(v)	10.250(ff)	03/15/28(oo)	1,800	1,994,078

See Notes to Financial Statements.

PGIM Credit Income Fund 13

Schedule of Investments (unaudited) (continued)

as of June 30, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

PG&E Corp.,
Jr. Sub. Notes	7.375%(ff)	03/15/55		125	$118,559
Vistra Corp.,
Jr. Sub. Notes, 144A(v)	7.000(ff)	12/15/26(oo)		2,300	2,327,684

					5,618,021

Engineering & Construction 0.5%

Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes	5.500	07/31/47		400	329,670
Sr. Sec’d. Notes, 144A(v)	5.500	07/31/47		300	247,252

					576,922

Entertainment 2.3%

Caesars Entertainment, Inc.,
Gtd. Notes, 144A(v)	4.625	10/15/29		1,100	1,049,914
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29		125	120,849
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(v)	5.625	01/15/27		200	199,386
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A(v)	6.625	03/01/30		500	481,664
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A(v)	5.125	10/01/29		675	669,726

					2,521,539

Foods 3.0%

B&G Foods, Inc.,
Gtd. Notes(v)	5.250	09/15/27		225	204,748
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes	8.125	05/14/30	GBP	825	1,063,075
Bellis Finco PLC (United Kingdom),
Gtd. Notes(v)	4.000	02/16/27	GBP	1,325	1,808,940
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A(v)	4.125	01/31/30		200	190,692

					3,267,455

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Forest Products & Paper 0.2%

LD Celulose International GmbH (Brazil),
Sr. Sec’d. Notes, 144A	7.950%	01/26/32	200	$209,750

Healthcare-Services 0.8%

DaVita, Inc.,
Gtd. Notes, 144A(v)	3.750	02/15/31	975	886,695

Holding Companies-Diversified 1.6%

Clue Opco LLC,
Sr. Sec’d. Notes, 144A	9.500	10/15/31	1,613	1,709,675

Home Builders 0.3%

Brookfield Residential Properties, Inc./Brookfield Residential US LLC
(Canada),
Gtd. Notes, 144A	6.250	09/15/27	100	99,456
Sr. Unsec’d. Notes, 144A(v)	5.000	06/15/29	300	272,067

				371,523

Household Products/Wares 0.1%

Kronos Acquisition Holdings, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	10.750	06/30/32	100	72,438

Housewares 0.3%

Newell Brands, Inc.,
Sr. Unsec’d. Notes, 144A	8.500	06/01/28	85	89,510
Scotts Miracle-Gro Co. (The),
Gtd. Notes(v)	4.375	02/01/32	250	229,502

				319,012

Iron/Steel 0.6%

Champion Iron Canada, Inc. (Canada),
Gtd. Notes, 144A	7.875	07/15/32	110	111,237
Mineral Resources Ltd. (Australia),
Sr. Unsec’d. Notes, 144A(v)	9.250	10/01/28	500	511,250

				622,487

Leisure Time 1.5%

Carnival Corp.,
Gtd. Notes, 144A(v)	5.750	03/15/30	225	228,656
Gtd. Notes, 144A(v)	6.000	05/01/29	225	227,320

See Notes to Financial Statements.

PGIM Credit Income Fund 15

Schedule of Investments (unaudited) (continued)

as of June 30, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Leisure Time (cont’d.)

NCL Corp. Ltd.,
Sr. Sec’d. Notes, 144A(v)	8.125%	01/15/29		650	$683,404
Viking Cruises Ltd.,
Gtd. Notes, 144A(v)	5.875	09/15/27		475	473,456

					1,612,836

Lodging 1.4%

MGM Resorts International,
Gtd. Notes(v)	4.750	10/15/28		1,075	1,061,708
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A(v)	5.625	08/26/28		425	416,819

					1,478,527

Machinery-Diversified 0.6%

Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A(v)	7.500	01/01/30		225	235,666
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A(v)	11.500	09/01/28		400	422,230

					657,896

Media 5.4%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A(v)	4.250	02/01/31		548	511,378
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29(d)		25	16,661
Gtd. Notes	7.375	07/01/28		25	18,054
Gtd. Notes	7.750	07/01/26		125	111,040
DISH Network Corp.,
Sr. Sec’d. Notes, 144A(v)	11.750	11/15/27		1,525	1,570,133
Globo Comunicacao e Participacoes SA (Brazil),
Sr. Unsec’d. Notes	4.875	01/22/30		250	235,737
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(v)	6.625	06/01/27		525	523,728
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes(v)	4.250	01/15/30	GBP	2,275	2,841,105

					5,827,836

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Mining 1.0%

Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A(v)	6.125%	04/01/29		1,050	$1,063,650

Oil & Gas 3.7%

Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000	11/01/27		75	91,578
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	8.875	01/13/33		215	221,450
Expand Energy Corp.,
Gtd. Notes(v)	4.750	02/01/32		850	825,386
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A(v)	8.375	11/01/33		975	1,012,335
New Generation Gas Gathering LLC,
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750% (Cap N/A, Floor 2.000%)^	10.030(c)	09/30/29		230	226,284
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750% (Cap N/A, Floor 2.000%)^	10.030(c)	09/30/29		276	271,540
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750% (Cap N/A, Floor 2.000%)^	10.076(c)	09/30/29		230	226,283
Petroleos Mexicanos (Mexico),
Gtd. Notes, MTN(v)	8.750	06/02/29		300	310,074
Preem Holdings AB (Sweden),
Sr. Unsec’d. Notes	12.000	06/30/27	EUR	656	797,231

					3,982,161

Pharmaceuticals 0.7%

Grifols SA (Spain),
Sr. Sec’d. Notes, 144A	7.125	05/01/30	EUR	580	708,022

Pipelines 0.4%

Venture Global LNG, Inc.,
Jr. Sub. Notes, 144A	9.000(ff)	09/30/29(oo)		420	409,352

Real Estate 0.7%

Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A	10.500(cc)	01/15/28		150	152,641
Howard Hughes Corp. (The),
Gtd. Notes, 144A(v)	4.125	02/01/29		575	547,271

					699,912

See Notes to Financial Statements.

PGIM Credit Income Fund 17

Schedule of Investments (unaudited) (continued)

as of June 30, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) 0.6%

MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes(v)	3.500%	03/15/31		225	$159,419
Gtd. Notes	5.000	10/15/27		100	92,330
Sr. Sec’d. Notes, 144A	8.500	02/15/32		25	26,179
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, 144A	6.500	04/01/32		190	195,377
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	10.500	02/15/28		118	125,025

					598,330

Retail 3.5%

Brinker International, Inc.,
Gtd. Notes, 144A(v)	8.250	07/15/30		825	879,612

Carvana Co.,
Sr. Sec’d. Notes, 144A, Cash coupon 9.000% or
PIK 12.000%	9.000	12/01/28		86	88,190
Sr. Sec’d. Notes, 144A, Cash coupon 11.000% or
PIK 13.000%(v)	9.000	06/01/30		275	289,197
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	11.000	11/30/28	EUR	1,085	1,404,682
Sr. Sec’d. Notes, 144A	11.000	11/30/28	EUR	625	810,231
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Sr. Sec’d. Notes, 144A(v)	4.625	01/15/29		325	311,573

					3,783,485

Software 0.2%

CoreWeave, Inc.,
Gtd. Notes, 144A	9.250	06/01/30		165	168,692

Telecommunications 1.9%

Colombia Telecomunicaciones SA ESP (Colombia),
Sr. Unsec’d. Notes	4.950	07/17/30		250	214,918

EchoStar Corp.,
Sr. Sec’d. Notes(v)	10.750	11/30/29(d)		250	257,022

Frontier Communications Holdings LLC,
Sec’d. Notes, 144A	6.750	05/01/29		200	202,661

Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A(v)	11.000	11/15/29		984	1,131,960

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Lorca Telecom Bondco SA (Spain),
Sr. Sec’d. Notes, 144A	5.750%	04/30/29	EUR	100	$122,680

TalkTalk Telecom Group Ltd. (United Kingdom),
Sec’d. Notes, 144A, Cash coupon 11.750 or PIK N/A	11.750	03/01/28	GBP	382	54,999

Windstream Services LLC/Windstream Escrow
Finance Corp.,
Sr. Sec’d. Notes, 144A	8.250	10/01/31		70	73,314

					2,057,554

Transportation 1.5%

Star Leasing Co. LLC,
Sec’d. Notes, 144A(v)	7.625	02/15/30		325	322,200
XPO, Inc.,
Gtd. Notes, 144A(v)	7.125	02/01/32		1,225	1,283,014

					1,605,214

TOTAL CORPORATE BONDS (cost $52,891,019)					55,414,416

FLOATING RATE AND OTHER LOANS 37.1%

Advertising 0.2%

Summer BC Holdco B Sarl (Luxembourg),
Extended Facility B, 3 Month SOFR + 5.260%^	9.556(c)	02/15/29		175	171,941

Aerospace & Defense 0.2%

Azorra Soar TLB Finance Ltd. (Cayman Islands),
Initial Term Loan, 3 Month SOFR + 3.500%^	7.818(c)	10/18/29		248	247,815

Agriculture 0.5%

Alltech, Inc.,
Term B-2 Loan, 1 Month SOFR + 4.364%	8.691(c)	08/13/30		523	523,200

Airlines 0.3%

Vista Management Holding, Inc.,
Initial Term Loan, 3 Month SOFR + 3.750%	8.048(c)	04/01/31		350	350,219

Apparel 0.1%

Skechers USA, Inc.,
2025 First Lien Term B Loan (USD)	— (p)	07/31/32		125	125,469

See Notes to Financial Statements.

PGIM Credit Income Fund 19

Schedule of Investments (unaudited) (continued)

as of June 30, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Auto Parts & Equipment 2.5%

Clarios Global LP,
Amendment No. 6 Dollar Term Loan, 1 Month SOFR + 2.750%	7.077%(c)	01/28/32		425	$424,336
Constellation Automotive Group Ltd. (United Kingdom),
Facility B (EUR) Commitment, 6 Month EURIBOR + 6.250%	8.586(c)	04/03/31	EUR	1,000	1,169,115
First Brands Group LLC,
2022-Ii Incremental Term Loan, 3 Month SOFR + 5.262%	9.541(c)	03/30/27		106	100,080
Second Lien 2021 Term Loan, 3 Month SOFR + 8.762%	13.041(c)	03/30/28		600	534,000
Tenneco, Inc.,
Term A Loan, 3 Month SOFR + 4.850%	9.172(c)	11/17/28		197	192,235
Term B Loan, 3 Month SOFR + 5.100%	9.409(c)	11/17/28		250	244,063

					2,663,829

Beverages 0.2%

Pegasus Bidco BV (Netherlands),
2024-2 Dollar Term Loan, 3 Month SOFR + 3.250%	7.576(c)	07/12/29		192	191,602
Sazerac Company, Inc.,
Term B Loan, 3 Month SOFR + 2.750%	7.052(c)	07/31/32		75	75,019

					266,621

Building Materials 0.5%

Eco Material Technologies, Inc.,
Initial Term Loan, 6 Month SOFR + 3.250%	7.467(c)	02/12/32		290	291,450
Emerald Debt Merger Sub LLC,
Second Amendment Incremental Term Loan, 1 Month SOFR + 2.500%	6.827(c)	08/04/31		222	221,418

					512,868

Chemicals 1.2%

A-Ap Buyer, Inc.,
Initial Term Loan, 1 Month SOFR + 2.750%	7.077(c)	09/09/31		174	173,037
Geon Performance Solutions LLC,
2024 Refinancing Term Loan, 3 Month SOFR + 4.512%	8.807(c)	08/18/28		345	326,106
Iris Holdings Ltd.,
Initial Term Loan, 3 Month SOFR + 4.850%	9.130(c)	06/28/28		211	205,039

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Chemicals (cont’d.)
Nouryon Finance BV (Netherlands),
November 2024 B-1 Dollar Term Loan, 3 Month SOFR + 3.250%	7.510%(c)	04/03/28	188	$188,248
Paint Intermediate III LLC,
Paint Intermediate/Wesco Group Cov-Lite Term B Loan, 3 Month SOFR + 3.000%	7.299(c)	10/09/31	100	98,690
TPC Group, Inc.,
Initial Term Loan, 6 Month SOFR + 5.750%	9.952(c)	12/16/31	349	335,160

				1,326,280

Commercial Services 2.4%

Belfor Holdings, Inc.,
Tranche B-3, 1 Month SOFR + 3.000%	7.327(c)	11/01/30	244	244,463
Belron Finance US LLC,
2031 Dollar Incremental Term Loan, 3 Month SOFR + 2.750%	7.049(c)	10/16/31	323	323,671
Crisis Prevention Institute, Inc.,
2024 Term Loan, 3 Month SOFR + 4.000%	8.296(c)	04/09/31	274	273,657
DS Parent, Inc.,
Term B Loan, 3 Month SOFR + 5.500%	9.796(c)	01/31/31	149	132,908
Grant Thornton Advisors LLC,
2025 Incremental Term Loan, 1 Month SOFR + 2.750%	7.077(c)	06/02/31	149	148,691
Jupiter Buyer, Inc.,
Initial Term Loan, 3 Month SOFR + 4.750%	9.046(c)	11/01/31	201	202,540
Mavis Tire Express Services Topco Corp.,
2025 First Lien Incremental Term Loan, 3 Month SOFR + 3.000%	7.333(c)	05/04/28	299	298,627
Neon Maple US Debt Mergersub, Inc.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.000%	7.327(c)	11/17/31	324	324,187
Shift4 Payments LLC,
Term Loan	— (p)	05/31/32	100	100,688
TruGreen LP,
Second Refinancing Term Loan (First Lien), 1 Month SOFR + 4.100%	8.427(c)	11/02/27	201	189,736
Verde Purchaser LLC,
Initial Term Loan, 3 Month SOFR + 4.000%	8.296(c)	11/30/30	149	149,652
VT Topco, Inc.,
Second Amendment Term Loan, 3 Month SOFR + 3.000%	7.299(c)	08/09/30	174	174,650

				2,563,470

See Notes to Financial Statements.

PGIM Credit Income Fund 21

Schedule of Investments (unaudited) (continued)

as of June 30, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Computers 1.4%
Bingo Holdings I LLC,
Term Loan	— %(p)	07/31/32		300	$295,125
Fortress Intermediate,
Initial Term Loan, 1 Month SOFR + 3.500%^	7.827(c)	06/27/31		227	227,028
Indy US Bidco LLC,
Eleventh Amendment Term Loan, 1 Month SOFR + 3.500%	7.827(c)	03/06/28		207	206,819
McAfee Corp.,
Refinancing Tranche B-1, 1 Month SOFR + 3.000%	7.316(c)	03/01/29		235	226,465
NCR Atleos Corp.,
Term B Loan, 3 Month SOFR + 3.750%	8.030(c)	04/16/29		134	135,072
Sandisk Corp.,
Term B Loan, 3 Month SOFR + 3.000%	7.321(c)	02/20/32		428	423,759

					1,514,268

Distribution/Wholesale 0.3%
Protective Industrial Products, Inc.,
Initial Term Loan, 2 Month SOFR + 4.000%	8.321(c)	05/21/32		350	341,979

Diversified Financial Services 1.5%
CPI Holdco B LLC,
First Amendment Incremental Term Loan, 1 Month SOFR + 2.250%	6.577(c)	05/19/31		275	274,484
Focus Financial Partners LLC,
Tranche B Incremental Term Loan, 1 Month SOFR + 2.750%	7.077(c)	09/15/31		348	347,379
Hudson River Trading LLC,
Term B-1 Loan, 1 Month SOFR + 3.000%	7.314(c)	03/18/30		643	644,351
Jefferies Finance LLC,
2024 Initial Term Loan, 1 Month SOFR + 3.000%	7.322(c)	10/21/31		299	297,381

					1,563,595

Education 0.4%
Dukes Education Group Ltd. (United Kingdom),
Accordion Facility, SONIA + 5.500%^	9.860(c)	11/27/28	GBP	68	92,738
Acquisition/Capex Facility 1, SONIA + 5.500%^	9.860(c)	11/27/28	GBP	61	83,612
Acquisition/Capex Facility 4, 6 Month EURIBOR + 5.500%^	7.806(c)	11/27/28	EUR	34	40,553
Acquisition/Capex Facility 5, 6 Month EURIBOR + 5.500%^	9.911(c)	11/27/28	EUR	7	10,160

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Education (cont’d.)
Dukes Education Group Ltd. (United Kingdom), (cont’d.)
Acquisition/Capex Facility 5, 6 Month EURIBOR + 5.500%^	7.845%(c)	11/27/28	EUR	77	$90,236
Acquisition/Capex Facility 6, 3 Month LIBOR + 5.500^	1.299(c)	11/27/28	GBP	45	62,173
Facility B, SONIA + 5.500%^	9.720(c)	11/27/28	GBP	25	34,561

					414,033

Electric 0.5%

Discovery Energy Holding Corp.,
Initial Dollar Term Loan, 3 Month SOFR + 3.750%	8.046(c)	05/01/31		252	251,414
Lightstone HoldCo LLC,
Extended Term B Loan, 3 Month SOFR + 5.750%	10.030(c)	01/29/27		236	235,641
Extended Term C Loan, 3 Month SOFR + 5.750%	10.030(c)	01/29/27		13	13,329

					500,384

Engineering & Construction 0.8%
Azuria Water Solutions, Inc.,
2025 Replacement Term Loan, 1 Month SOFR + 3.000%	7.327(c)	05/17/28		246	246,577
Brown Group Holding LLC,
Incremental Term B-2 Facility, 3 Month SOFR + 2.500%	6.813(c)	07/01/31		150	150,131
Initial Term Loan, 1 Month SOFR + 2.500%	6.827(c)	07/01/31		99	99,039
Red SPV LLC (United Kingdom),
Initial Term Loan, 1 Month SOFR + 2.250%^	6.562(c)	03/15/32		350	349,125

					844,872

Entertainment 1.8%

Caesars Entertainment, Inc.,
Incremental Term B-1 Loan, 1 Month SOFR + 2.250%	6.577(c)	02/06/31		196	195,636
Cinemark USA, Inc.,
Term B Loan, 3 Month SOFR + 2.750%	9.045(c)	05/24/30		247	246,728

Crown Finance US, Inc. (United Kingdom),
Term Loan, 1 Month SOFR + 4.500%	8.796(c)	12/02/31		200	199,750
ECL Entertainment LLC,
Term B Loan, 1 Month SOFR + 3.500%	7.827(c)	08/31/30		274	274,431

Entain PLC (United Kingdom),
Facility B3, 6 Month SOFR + 2.850%	7.016(c)	10/31/29		347	347,614

See Notes to Financial Statements.

PGIM Credit Income Fund 23

Schedule of Investments (unaudited) (continued)

as of June 30, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Entertainment (cont’d.)

Hershend Entertainment Co LLC,
Term B Loan, 1 Month SOFR + 3.250%	7.572%(c)	05/27/32	125	$125,742
Voyager Parent LLC,
Term B Loan	— (p)	05/31/32	575	568,223

				1,958,124

Environmental Control 1.8%

Action Environmental Group, Inc. (The),
2024 Term B Loan Fourth Amendment, 3 Month SOFR + 3.750%^	8.046(c)	10/24/30	490	489,071
GFL Environmental, Inc.,
Initial Term Loan, 3 Month SOFR + 2.500%	6.824(c)	03/03/32	450	450,000
JFL-Tiger Acquisition Co., Inc.,
Initial Term Loan, 3 Month SOFR + 3.750%	8.069(c)	10/17/30	74	74,433
Madison Iaq LLC,
2025 Incremental Term Loan, 3 Month SOFR + 3.250%	7.510(c)	05/06/32	275	275,773
Initial Term Loan, 6 Month SOFR + 2.500%	6.762(c)	06/21/28	197	197,029
Tidal Waste & Recycling Holdings LLC,
Term B Loan, 3 Month SOFR + 3.000%	7.296(c)	10/24/31	200	200,414
WIN Waste Innovations Holdings, Inc.,
New Term B-1 Loan, 1 Month SOFR + 3.864%	8.191(c)	03/24/28	234	234,999

				1,921,719

Food Service 0.3%

Gategroup Finance (Switzerland),
Term B Loan	— (p)	06/30/32	325	324,539

Forest Products & Paper 0.1%

Magnera Corp.,
New Term Loan, 3 Month SOFR + 4.250%	8.583(c)	11/04/31	149	146,078

Hand/Machine Tools 0.5%

Alliance Laundry Systems LLC,
Initial Term B Loan, 1 Month SOFR + 2.500%	6.827(c)	08/19/31	350	350,365
Madison Safety & Flow LLC,
2025 Incremental Term B, 1 Month SOFR + 2.750%	7.077(c)	09/26/31	149	149,154

				499,519

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Healthcare 1.2%

Envision Healthcare Operating, Inc.,
Term Loan, 3 Month SOFR + 6.500%	10.819%(c)	12/31/30		450	$450,000
Nidda Healthcare GmbH (Germany),
Term Loan^	— (p)	05/31/32	GBP	650	892,223

					1,342,223

Healthcare & Pharmaceuticals 0.2%

Loire Finco Luxembourg Sarl (Luxembourg),
Additional Facility USD, 1 Month SOFR + 4.000%	8.327(c)	01/21/30		250	250,218

Healthcare-Products 0.2%

Bausch & Lomb Corporation,
Third Amendment Term Loan	— (p)	01/31/31		225	225,000

Healthcare-Services 0.8%

LifePoint Health, Inc.,
Term B Loan, 3 Month SOFR + 3.750%	8.006(c)	05/16/31		198	195,941
Phoenix Guarantor, Inc.,
Tranche B-5 Term Loan, 1 Month SOFR + 2.500%	6.827(c)	02/21/31		247	247,364
Upstream Newco, Inc.,
August 2021 Incremental Term Loan, 3 Month SOFR + 4.512%	8.791(c)	11/20/26		497	385,492

					828,797

Holding Companies-Diversified 0.3%

Clue OpCo LLC,
Term B Loan, 3 Month SOFR + 4.500%	8.780(c)	12/19/30		314	311,772

Home Furnishings 0.2%

TGP Holdings III LLC,
First Lien Closing Date Term Loan, 1 Month SOFR + 3.350%	7.677(c)	06/29/28		250	222,918

Household Products/Wares 0.2%

Kronos Acquisition Holdings, Inc. (Canada),
2024 Initial Loan, 3 Month SOFR + 4.000%	8.296(c)	07/08/31		197	174,598

See Notes to Financial Statements.

PGIM Credit Income Fund 25

Schedule of Investments (unaudited) (continued)

as of June 30, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Insurance 0.7%
Acrisure LLC,
2024 Repricing Term B-6 Loan, 1 Month SOFR + 3.000%	7.327%(c)	11/06/30		272	$270,508
Assured Partners, Inc.,
2024 Term Loan, 1 Month SOFR + 3.500%	7.827(c)	02/14/31		265	266,007
Asurion LLC,
New B-11 Term Loan, 1 Month SOFR + 4.350%	8.677(c)	08/21/28		196	194,272

					730,787

Internet 1.1%

Denali Intermediate Holdings, Inc.,
Term Loan^	— (p)	05/31/32		848	839,861
Term Loan^	— (p)	05/31/32		85	83,986
MH Sub I LLC,
2023 May New Term Loan, 1 Month SOFR + 4.250%	8.577(c)	05/03/28		155	145,015
2024 December New Term Loan, 1 Month SOFR + 4.250%	8.577(c)	12/31/31		105	91,206

					1,160,068

Investment Companies 1.8%
Altera Corporation,
Term B Loan, 1 Month SOFR + 3.000%	7.318(c)	07/31/32		100	99,917
Hurricane CleanCo Ltd. (United Kingdom),
Facility A, 3 Month LIBOR + 6.250% (Cap N/A, Floor 0.000%)^	6.250(c)	10/31/29		1,300	1,838,592

					1,938,509

Leisure Time 0.9%

International Park Holdings BV (Netherlands),
2025 Facility B, 6 Month EURIBOR + 5.500%^	7.537(c)	01/30/32	EUR	500	585,760
LC Ahab US Bidco LLC,
Initial Term Loan, 1 Month SOFR + 3.000%	7.327(c)	05/01/31		148	147,848

Recess Holdings, Inc.,
Amendment No. 5 Term Loan, 3 Month SOFR + 3.750%	8.025(c)	02/20/30		248	248,293

					981,901

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Machinery-Diversified 0.9%
Graftech Global Enterprises, Inc.,
Initial Term Loan, 1 Month SOFR + 6.000%	10.320%(c)	12/21/29	255	$255,500
Hyster-Yale Group, Inc.,
Term loan B Facility, 1 Month SOFR + 3.614%	7.941(c)	05/26/28	245	242,732
Innio Group Holding GmbH,
2025 Amended Facility B (USD), 3 Month SOFR + 2.500%	6.761(c)	11/02/28	123	123,592
TK Elevator Midco Gmbh (Germany),
(USD) Term B Loan, 3 Month SOFR + 3.000%	7.237(c)	04/30/30	317	317,861

				939,685

Media 0.6%

CSC Holdings LLC,
2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	8.812(c)	01/18/28	246	242,344
Univision Communications, Inc.,
2024 Replacement First-Lien Term Loan, 1 Month SOFR + 3.614%	7.941(c)	01/31/29	396	388,080

				630,424

Metal Fabricate/Hardware 1.2%
Crosby US Acquisition Corp.,
Amendment No. 4 Replacement Term Loan, 1 Month SOFR + 3.500%	7.827(c)	08/16/29	296	296,315
Doncasters US Finance LLC (United Kingdom),
2025 Term Loan, 3 Month SOFR + 6.500%^	10.796(c)	04/23/30	279	275,809
Initial Term Loan, 3 Month SOFR + 6.500%^	10.796(c)	04/23/30	267	263,292
Grinding Media, Inc.,
2024 Term B Loan, 3 Month SOFR + 3.500%^	7.830(c)	10/12/28	298	294,028
Trulite Glass & Aluminum Solutions LLC,
Initial Term Loan, 3 Month SOFR + 6.000%^	10.288(c)	03/01/30	218	208,160

				1,337,604

Mining 0.5%

Arsenal Aic Parent LLC,
2025 Term B Loan, 1 Month SOFR + 2.750%	7.077(c)	08/18/30	265	264,826
Covia Holdings Corp.,
Initial Term Loan, 1 Month SOFR + 3.250%	7.572(c)	02/26/32	225	225,094

				489,920

See Notes to Financial Statements.

PGIM Credit Income Fund 27

Schedule of Investments (unaudited) (continued)

as of June 30, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Miscellaneous Manufacturing 0.2%

AMG Advanced Metallurgical Group NV (Netherlands),
2021 Term Loan, 1 Month SOFR + 3.614%^	7.941%(c)	11/30/28		247	$241,250

Oil & Gas 0.2%

Apro LLC,
Initial Term Loan, 1 Month SOFR + 3.750%	8.061(c)	07/09/31		199	197,508

Oil & Gas Services 0.2%

MRC Global (US), Inc.,
Term Loan, 3 Month SOFR + 3.500%^	7.796(c)	10/29/31		249	248,128

Packaging & Containers 0.3%

Closure Systems International Group,
Amendment No. 5 Term Loan, 1 Month SOFR + 3.500%	7.827(c)	03/22/29		74	74,313
Trident TPI Holdings, Inc.,
Tranche B-7 Term Loan, 3 Month SOFR + 3.750%	8.046(c)	09/15/28		198	193,898

					268,211

Pharmaceuticals 1.4%

Asterix Holdco GmbH (Germany),
Term B-2 Loan, 3 Month EURIBOR + 4.750%	6.936(c)	03/29/32	EUR	500	585,846
Gainwell Acquisition Corp.,
Term B Loan, 3 Month SOFR + 4.100%	8.396(c)	10/01/27		250	239,769

IVC Acquisition Ltd. (United Kingdom),
Facility B13, SONIA + 5.119%	9.337(c)	12/12/28	GBP	350	480,256
Sharp Services LLC,
Tranche D Term Loan, 3 Month SOFR + 3.250%	7.546(c)	12/31/28		192	191,832

					1,497,703

Pipelines 0.4%

CPPIB OVM Member US LLC,
Initial Term Loan, 3 Month SOFR + 2.750%	7.046(c)	08/20/31		149	148,751
Rockpoint Gas Storage Partners LP (Canada),
Term B Loan, 3 Month SOFR + 3.000%	7.296(c)	09/18/31		305	305,858

					454,609

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Real Estate Investment Trusts (REITs) 1.2%

Apollo Commercial Real Estate Finance, Inc.,
Initial Term Loan, 1 Month SOFR + 3.250%^	7.563%(c)	06/13/30	150	$148,875
Blackstone Mortgage Trust, Inc.,
Term B-4 Loan, 1 Month SOFR + 3.500%	7.827(c)	05/09/29	180	180,761
Brookfield Properties Retail Holding LLC,
2025 Replacement Term Loan, 1 Month SOFR + 3.500%	7.827(c)	05/28/30	1,000	998,125

				1,327,761

Retail 1.3%

Dave & Buster’s, Inc.,
2024 Incremental Term B Loan, 3 Month SOFR + 3.283%	7.563(c)	11/01/31	273	259,776
Great Outdoors Group LLC,
Term B-3 Loan, 1 Month SOFR + 3.250%	7.577(c)	01/23/32	176	175,335
Harbor Freight Tools USA, Inc.,
Initial Term Loan, 1 Month SOFR + 2.250%	6.577(c)	06/11/31	496	484,774
LBM Acquisition LLC,
First Lien Initial Term Loan, 1 Month SOFR + 3.750%	8.177(c)	12/17/27	199	196,524
Peer Holding III BV (Netherlands),
Term B-4 Loan, 3 Month SOFR + 2.500%	6.796(c)	10/26/30	174	175,062
Term B-5 Loan, 3 Month SOFR + 2.500%	6.796(c)	07/01/31	100	99,935

				1,391,406

Software 2.6%

AthenaHealth Group, Inc.,
Initial Term Loan, 1 Month SOFR + 2.750%	7.077(c)	02/15/29	276	275,557
BMC Software, Inc.,
2031 Replacement Dollar Term Loan, 3 Month SOFR + 3.000%	7.333(c)	07/30/31	371	368,048
Cotiviti, Inc.,
Initial Floating Rate Term Loan, 1 Month SOFR + 2.750%	7.074(c)	05/01/31	196	194,912
Genesys Cloud Services Holdings II LLC,
2025 Dollar Term Loan, 1 Month SOFR + 2.500%	6.827(c)	01/30/32	273	273,232
Inmar, Inc.,
2025 First Lien Term Loan, 1 Month SOFR + 4.500%	8.802(c)	10/30/31	272	273,802

See Notes to Financial Statements.

PGIM Credit Income Fund 29

Schedule of Investments (unaudited) (continued)

as of June 30, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Software (cont’d.)
Voodoo SAS (France),
Term Loan, 3 Month EURIBOR + 5.000%^	7.169%(c)	04/30/30	EUR	1,000	$1,148,940
Weld North Education LLC,
2024 Term Loan, 1 Month SOFR + 3.500%	7.827(c)	12/21/29		247	239,932

					2,774,423

Telecommunications 1.0%

Crown Subsea Communications Holding, Inc.,
2024 Term Loan, 3 Month SOFR + 4.000%	8.330(c)	01/30/31		100	100,309
Lumen Technologies, Inc.,
Term B-1 Loan, 1 Month SOFR + 2.464%	6.791(c)	04/15/29		274	270,872
Patagonia Holdco LLC,
Initial Term Loan, 3 Month SOFR + 5.750%	10.048(c)	08/01/29		309	249,866
Qualitytech LP,
Term Loan, 1 Month SOFR + 3.500%^	7.813(c)	10/30/31		399	399,499
Windstream Services LLC,
2024 Term Loan, 1 Month SOFR + 4.850%^	9.177(c)	10/01/31		75	75,282

					1,095,828

TOTAL FLOATING RATE AND OTHER LOANS (cost $39,443,097)					39,842,073

RESIDENTIAL MORTGAGE-BACKED SECURITIES 4.0%
Lugo Funding DAC (Spain),
Series 2024-01A, Class C, 144A, 3 Month
EURIBOR + 2.000% (Cap N/A, Floor 0.000%)	4.049(c)	05/26/66	EUR	600	686,590
PMT Credit Risk Transfer Trust,
Series 2024-01R, Class A, 144A, 30 Day Average
SOFR + 3.500% (Cap N/A, Floor 0.000%)	7.805(c)	05/25/33		1,783	1,826,584
Series 2024-02R, Class A, 144A, 30 Day Average
SOFR + 3.350% (Cap N/A, Floor 0.000%)	7.658(c)	03/29/27		1,793	1,834,507

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $4,204,268)					4,347,681

SOVEREIGN BONDS 3.4%
Angolan Government International Bond (Angola),
Sr. Unsec’d. Notes	8.250	05/09/28		300	283,275
Sr. Unsec’d. Notes	9.500	11/12/25		310	310,775
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes	5.500	11/06/30		800	801,600

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes, 144A	6.750%	09/23/55		565	$569,520
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes	4.875	01/30/32	EUR	104	109,759
Sr. Unsec’d. Notes	5.250	03/22/30	EUR	201	226,483
Sr. Unsec’d. Notes	5.875	10/17/31	EUR	600	667,677
Sr. Unsec’d. Notes, 144A(v)	8.075	04/01/36		550	529,512
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes, 144A	6.000	06/12/34		200	201,575

TOTAL SOVEREIGN BONDS (cost $3,540,088)					3,700,176

U.S. TREASURY OBLIGATION(h)(k) 0.9%
U.S. Treasury Notes (cost $919,847)	3.625	08/31/29		915	910,568

				Shares

COMMON STOCK 0.1%

Gas Utilities
Ferrellgas Partners LP (Class B Stock)*(x) (cost $215,061)				1,029	134,095

PREFERRED STOCK 0.0%

Electronic Equipment, Instruments & Components
Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31^(x) (cost $25,250)				25	25,000

TOTAL LONG-TERM INVESTMENTS (cost $138,143,051)					141,901,235

See Notes to Financial Statements.

PGIM Credit Income Fund 31

Schedule of Investments (unaudited) (continued)

as of June 30, 2025

Description	Shares	Value

SHORT-TERM INVESTMENT 1.8%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $1,895,954)(wb)	1,895,954	$1,895,954

TOTAL INVESTMENTS 133.8% (cost $140,039,005)		143,797,189
Liabilities in excess of other assets(z) (33.8)%		(36,305,481)

NET ASSETS 100.0%		$107,491,708

Below is a list of the abbreviation(s) used in the semiannual report:

EUR—Euro

GBP—British Pound

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

BARC—Barclays Bank PLC

BNP—BNP Paribas S.A.

BOA—Bank of America, N.A.

CLO—Collateralized Loan Obligation

DAC—Designated Activity Company

EURIBOR—Euro Interbank Offered Rate

GSI—Goldman Sachs International

IG—Investment Grade

IO—Interest Only (Principal amount represents notional)

JPM—JPMorgan Chase Bank N.A.

JPS—J.P. Morgan Securities LLC

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MSI—Morgan Stanley & Co International PLC

MTN—Medium Term Note

N/A—Not Applicable

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $10,257,978 and 9.5% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2025.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of June 30, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

See Notes to Financial Statements.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(v)	Represents security, or a portion thereof, segregated as collateral for reverse repurchase agreements.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(x)

The following represents restricted securities that are acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law.

(x) Restricted Securities:

Issuer Description	Acquisition Date	Original Cost	Market Value	Percentage of Net Assets
Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31^	06/26/24	$25,250	$ 25,000	0.0%
Ferrellgas Partners LP (Class B Stock)*	07/26/24	215,061	134,095	0.1

Total		$240,311	$159,095	0.1%

(z) Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded corporate bond commitment outstanding at June 30, 2025:

Issuer	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
New Generation Gas Gathering LLC, Sr. Sec’d. Notes, 144A, —%(p), Maturity Date 09/30/29 (cost $113,142)^	115	$113,142	$—	$—

Unfunded loan commitments outstanding at June 30, 2025:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
Doncasters US Finance LLC, 2025 Delayed Draw Term Loan, —%(p), Maturity Date 04/01/30 (cost $420,000)^	420	$421,575	$1,575	$—
Dukes Education Group Ltd., Acquisition/Capex Facility 6, SONIA + 5.500%, 1.000%(c), Maturity Date 11/27/28 (cost $566,283)^	448	615,528	49,245	—
Graftech Global Enterprises, Inc., Delayed Draw Term Loan, 3.750%, Maturity Date 12/21/29 (cost $151,566)	145	146,545	—	(5,021)
Jupiter Buyer, Inc., Initial Delayed Draw Term Loan, 4.750%, Maturity Date 11/01/31 (cost $23,168)	23	23,429	261	—

		$1,207,077	$51,081	$(5,021)

See Notes to Financial Statements.

PGIM Credit Income Fund 33

Schedule of Investments (unaudited) (continued)

as of June 30, 2025

Futures contracts outstanding at June 30, 2025:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
36	2 Year U.S. Treasury Notes	Sep. 2025	$7,488,844	$29,939
77	5 Year U.S. Treasury Notes	Sep. 2025	8,393,000	98,736
40	Bloomberg IG Credit	Sep. 2025	4,150,200	32,637

				$161,312

Forward foreign currency exchange contracts outstanding at June 30, 2025:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 07/02/25	GSI	GBP	3,832	$5,213,640	$5,260,539	$46,899	$—
Expiring 07/02/25	JPM	GBP	305	412,519	418,629	6,110	—
Expiring 07/02/25	MSI	GBP	106	144,198	146,167	1,969	—
Euro,
Expiring 07/02/25	BNP	EUR	63	72,922	74,594	1,672	—
Expiring 07/02/25	BOA	EUR	16,319	18,945,148	19,225,919	280,771	—
Expiring 08/04/25	MSI	EUR	2,069	2,430,990	2,443,405	12,415	—

				$27,219,417	$27,569,253	349,836	—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 07/02/25	BOA	GBP	4,244	$5,727,836	$5,825,335	$—	$ (97,499)
Expiring 08/04/25	GSI	GBP	3,832	5,214,377	5,261,419	—	(47,042)
Expiring 08/04/25	JPM	GBP	642	880,593	881,490	—	(897)
Euro,
Expiring 07/02/25	BNP	EUR	311	353,678	365,913	—	(12,235)
Expiring 07/02/25	BNP	EUR	117	133,586	137,731	—	(4,145)
Expiring 07/02/25	BOA	EUR	15,753	17,944,624	18,559,129	—	(614,505)
Expiring 07/02/25	BOA	EUR	127	144,364	149,382	—	(5,018)
Expiring 07/02/25	MSI	EUR	75	86,849	88,358	—	(1,509)
Expiring 08/04/25	BOA	EUR	16,319	18,986,582	19,270,103	—	(283,521)
Expiring 08/04/25	GSI	EUR	91	107,611	108,016	—	(405)

				$49,580,100	$50,646,876	—	(1,066,776)

						$349,836	$(1,066,776)

See Notes to Financial Statements.

Credit default swap agreements outstanding at June 30, 2025:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at June 30, 2025(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_24-PCA††	08/02/27	1.650%(M)	2,000	*	$2,671	$(124)	$2,795	GSI

††	The value of the contract, GS_24-PCA is derived from the aggregate credit performance of a pool of senior prime jumbo mortgages. The pool of prime jumbo mortgages is reset monthly.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at June 30, 2025(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Islamic Republic of Pakistan	09/20/25	1.000%(Q)	1,400	5.861%	$(14,770)	$(21,707)	$6,937	BARC
Petroleos Mexicanos	12/20/25	1.000%(Q)	156	3.099%	(1,486)	(1,179)	(307)	MSI
Petroleos Mexicanos	12/24/25	3.750%(Q)	200	3.104%	766	—	766	GSI
Petroleos Mexicanos^	03/23/26	4.100%(Q)	450	*	3,078	—	3,078	GSI
Petroleos Mexicanos^	05/07/26	4.750%(Q)	634	*	9,604	—	9,604	GSI
Republic of Argentina	09/20/25	5.000%(Q)	140	6.801%	(349)	(883)	534	BARC
Republic of Argentina	09/20/25	5.000%(Q)	121	6.801%	(302)	(622)	320	BARC
Republic of Ivory Coast	06/20/27	1.000%(Q)	500	2.692%	(15,588)	(15,117)	(471)	MSI
SoftBank Group Corp.	06/20/26	1.000%(Q)	95	1.490%	(415)	(454)	39	GSI

					$(19,462)	$(39,962)	$20,500

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional

See Notes to Financial Statements.

PGIM Credit Income Fund 35

Schedule of Investments (unaudited) (continued)

as of June 30, 2025

amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Reverse repurchase agreements outstanding at June 30, 2025:

Broker	Interest Rate(cc)	Trade Date	Cost	Maturity Date	Value at June 30, 2025
BNP Paribas S.A.	2.520%	05/02/25	$1,313,119	Open	$ 1,360,532
BNP Paribas S.A.	4.550%	02/26/25	222,000	Open	222,000
BNP Paribas S.A.	4.670%	02/26/25	467,500	Open	467,500
BNP Paribas S.A.	4.670%	04/29/25	438,781	Open	438,781
BNP Paribas S.A.	4.680%	05/14/24	766,125	Open	766,125
BNP Paribas S.A.	4.680%	05/14/24	711,750	Open	711,750
BNP Paribas S.A.	4.680%	06/10/25	214,375	Open	214,375
BNP Paribas S.A.	4.680%	06/10/25	261,594	Open	261,594

See Notes to Financial Statements.

Reverse repurchase agreements outstanding at June 30, 2025 (continued):

					Value at
	Interest	Trade		Maturity	June 30,
Broker	Rate(cc)	Date	Cost	Date	2025
BNP Paribas S.A.	4.680%	06/10/25	$183,750	Open	$183,750
BNP Paribas S.A.	4.680%	06/10/25	205,313	Open	205,313
BNP Paribas S.A.	4.680%	06/10/25	266,906	Open	266,906
BNP Paribas S.A.	4.680%	06/10/25	207,281	Open	207,281
BNP Paribas S.A.	4.690%	01/07/25	1,385,625	Open	1,385,625
BNP Paribas S.A.	4.700%	10/15/24	220,313	Open	220,313
BNP Paribas S.A.	4.700%	10/15/24	256,750	Open	256,750
BNP Paribas S.A.	4.700%	10/15/24	488,125	Open	488,125
BNP Paribas S.A.	4.700%	02/26/25	446,875	Open	446,875
BNP Paribas S.A.	4.700%	02/26/25	753,187	Open	753,187
BNP Paribas S.A.	4.700%	02/26/25	378,500	Open	378,500
BNP Paribas S.A.	4.700%	02/26/25	418,750	Open	418,750
BNP Paribas S.A.	4.700%	06/02/25	227,219	Open	227,219
BNP Paribas S.A.	4.720%	03/07/25	168,750	Open	168,750
BNP Paribas S.A.	4.720%	03/07/25	252,375	Open	252,375
BNP Paribas S.A.	4.720%	03/07/25	679,000	Open	679,000
BNP Paribas S.A.	4.720%	03/07/25	265,500	Open	265,500
BNP Paribas S.A.	4.720%	06/10/25	173,250	Open	173,250
BNP Paribas S.A.	4.720%	05/01/25	199,063	Open	199,063
BNP Paribas S.A.	4.720%	05/01/25	180,750	Open	180,750
BNP Paribas S.A.	4.720%	05/01/25	215,719	Open	215,719
BNP Paribas S.A.	4.720%	06/30/25	1,029,165	Open	1,029,165
BNP Paribas S.A.	4.740%	04/29/25	404,938	Open	404,938
BNP Paribas S.A.	4.740%	04/29/25	465,938	Open	465,938
BNP Paribas S.A.	4.740%	04/29/25	435,000	Open	435,000
BNP Paribas S.A.	4.740%	04/29/25	861,250	Open	861,250
BNP Paribas S.A.	4.750%	02/23/24	907,031	Open	907,031
BNP Paribas S.A.	4.750%	02/23/24	1,148,437	Open	1,148,437
BNP Paribas S.A.	4.750%	03/04/24	608,344	Open	608,344
BNP Paribas S.A.	4.750%	03/07/25	112,750	Open	112,750
BNP Paribas S.A.	4.770%	08/28/24	475,062	Open	475,062
BNP Paribas S.A.	4.770%	08/28/24	436,250	Open	436,250
BNP Paribas S.A.	4.770%	05/02/25	1,537,026	Open	1,583,695
BNP Paribas S.A.	4.770%	05/02/25	2,238,429	Open	2,306,395
BNP Paribas S.A.	4.790%	02/12/24	743,750	Open	743,750
BNP Paribas S.A.	4.790%	02/12/24	1,012,781	Open	1,012,781
BNP Paribas S.A.	4.790%	03/19/24	1,685,250	Open	1,685,250
BNP Paribas S.A.	4.790%	03/19/24	2,072,875	Open	2,072,875
BNP Paribas S.A.	4.790%	03/21/24	2,085,000	Open	2,085,000
BNP Paribas S.A.	4.790%	04/04/24	637,812	Open	637,812
BNP Paribas S.A.	4.790%	06/28/24	383,400	Open	383,400
BNP Paribas S.A.	4.790%	07/17/24	415,363	Open	415,363
BNP Paribas S.A.	4.790%	07/17/24	235,500	Open	235,500
BNP Paribas S.A.	4.790%	07/17/24	470,062	Open	470,062
BNP Paribas S.A.	4.790%	07/17/24	607,725	Open	607,725

See Notes to Financial Statements.

PGIM Credit Income Fund 37

Schedule of Investments (unaudited) (continued)

as of June 30, 2025

Reverse repurchase agreements outstanding at June 30, 2025 (continued):

					Value at
	Interest	Trade		Maturity	June 30,
Broker	Rate(cc)	Date	Cost	Date	2025
BNP Paribas S.A.	4.790%	08/06/24	$181,750	Open	$181,750
BNP Paribas S.A.	4.820%	04/11/24	915,750	Open	915,750
BNP Paribas S.A.	4.820%	04/11/24	363,906	Open	363,906
BNP Paribas S.A.	4.820%	04/11/24	836,250	Open	836,250

			$35,275,039		$35,437,087

Open maturity dates - Certain agreements have no stated maturity and can be terminated by either party at any time.

The gross obligations for secured borrowing by the type of collateral pledged and remaining time to maturity on reverse repurchase contracts is as follows:

Remaining Contractual Maturity of the Agreements

Reverse Repurchase Agreements	Overnight and Continuous	Less than 30 Days	30-90 Days	More than 90 Days	Total
Corporate Bonds	$—	$—	$—	$35,032,149	$35,032,149
Sovereign Bonds	—	—	—	404,938	404,938

Total Borrowings	$—	$—	$—	$35,437,087	$35,437,087

During the reporting period ended June 30, 2025, the Fund held reverse repurchase agreements during the period with an average value of $30,161,890 and a daily weighted average interest rate of 4.728%. In addition, cash of $1,242,000 and Corporate and Sovereign Bonds with a market value of $40,164,938 have been segregated as collateral to cover the requirement for the reverse repurchase agreements outstanding at period end.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$(40,086)	$24,073	$(778)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
JPS	$—	$268,692

See Notes to Financial Statements.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$240,376	$—
Collateralized Loan Obligations	—	18,643,479	—
Consumer Loans	—	859,137	—
Credit Cards	—	1,006,313	—
Commercial Mortgage-Backed Securities	—	16,777,921	—
Corporate Bonds	—	54,690,309	724,107
Floating Rate and Other Loans	—	30,399,375	9,442,698
Residential Mortgage-Backed Securities	—	4,347,681	—
Sovereign Bonds	—	3,700,176	—
U.S. Treasury Obligation	—	910,568	—
Common Stock	—	134,095	—
Preferred Stock	—	—	25,000
Short-Term Investment
Affiliated Mutual Fund	1,895,954	—	—

Total	$1,895,954	$131,709,430	$10,191,805

Other Financial Instruments*
Assets
Unfunded Corporate Bond Commitment	$—	$—	$—	**
Unfunded Loan Commitments	—	261	50,820
Futures Contracts	161,312	—	—
OTC Forward Foreign Currency Exchange Contracts	—	349,836	—
OTC Credit Default Swap Agreements	—	766	15,353

Total	$161,312	$350,863	$66,173

Liabilities
Unfunded Loan Commitment	$—	$(5,021)	$—
OTC Forward Foreign Currency Exchange Contracts	—	(1,066,776)	—
OTC Credit Default Swap Agreements	—	(32,910)	—

Total	$—	$(1,104,707)	$—

See Notes to Financial Statements.

PGIM Credit Income Fund 39

Schedule of Investments (unaudited) (continued)

as of June 30, 2025

*

Other financial instruments are derivative instruments, with the exception of unfunded corporate bond commitments and unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts, unfunded corporate bond commitments and unfunded loan commitments are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

**	Includes Level 3 investments with an aggregate value of $0.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Floating Rate and Other Loans	Preferred Stocks
Balance as of 12/31/24	$226,284	$4,823,750	$25,000
Realized gain (loss)	—	4,409	—
Change in unrealized appreciation (depreciation)	(985)	349,828	—
Purchase/Exchange/Issuances	497,823	4,704,544	—
Sales/Paydowns	—	(1,475,321)	—
Accrued discount/premium	985	7,887	—
Transfer into Level 3*	—	1,027,601	—
Transfer out of Level 3*	—	—	—

Balance as of 06/30/25	$724,107	$9,442,698	$25,000

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(985)	$354,858	$—

	OTC Credit Default Swap Agreements	Unfunded Corporate Bond Commitments	Unfunded Loan Commitments
Balance as of 12/31/24	$2,782	$—	$(3,827)
Realized gain (loss)	29,128	—	—
Change in unrealized appreciation (depreciation)	(16,557)	—	54,647
Purchase/Exchange/Issuances	—	—	—
Sales/Paydowns	—	—	—
Accrued discount/premium	—	—	—
Transfer into Level 3*	—	—	—
Transfer out of Level 3*	—	—	—

Balance as of 06/30/25	$15,353	$—	$50,820

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(16,557)	$—	$54,740

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

See Notes to Financial Statements.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of June 30, 2025	Valuation Approach	Valuation Methodology	Unobservable Inputs	Inputs (Range)
Corporate Bonds	$724,107	Market	Transaction Based	Unadjusted Price	NA
Floating Rate and Other Loans	1,734,700	Market	Comparable Bond	Yield Curve Spread Discount	25 bps - 50 bps
Floating Rate and Other Loans	2,252,625	Market	Enterprise Value	EBITDA Multiple	6.0x - 9.5x
Floating Rate and Other Loans	923,847	Market	Transaction Based	Unadjusted Price	NA
Preferred Stocks	25,000	Market	Transaction Based	Unadjusted Price	NA
Unfunded Corporate Bond Commitment	—	Market	Transaction Based	Unadjusted Price	NA
Unfunded Loan Commitments	49,245	Market	Enterprise Value	EBITDA Multiple	6.0x

	$5,709,524

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of June 30, 2025, the aggregate value of these securities and/or derivatives was $4,548,454. The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2025 were as follows:

Collateralized Loan Obligations	17.4%

Commercial Mortgage-Backed Securities	15.6

Media	6.0

Electric	5.7

Retail	4.8

Chemicals	4.5

Banks	4.2

Entertainment	4.1

Residential Mortgage-Backed Securities	4.0

Oil & Gas	3.9

Sovereign Bonds	3.4

Auto Parts & Equipment	3.3

Foods	3.0

Telecommunications	2.9

Commercial Services	2.8

Software	2.8

Leisure Time	2.4

Diversified Financial Services	2.3

Aerospace & Defense	2.2

Pharmaceuticals	2.1%

Computers	1.9

Holding Companies-Diversified	1.9

Investment Companies	1.8

Real Estate Investment Trusts (REITs)	1.8

Environmental Control	1.8

Affiliated Mutual Fund	1.8

Healthcare-Services	1.6

Transportation	1.5

Machinery-Diversified	1.5

Mining	1.5

Lodging	1.4

Engineering & Construction	1.3

Healthcare	1.2

Metal Fabricate/Hardware	1.2

Internet	1.1

Credit Cards	0.9

Apparel	0.9

U.S. Treasury Obligation	0.9

See Notes to Financial Statements.

PGIM Credit Income Fund 41

Schedule of Investments (unaudited) (continued)

as of June 30, 2025

Industry Classification (continued):

Pipelines	0.8%

Consumer Loans	0.8

Insurance	0.7

Real Estate	0.7

Building Materials	0.7

Iron/Steel	0.6

Airlines	0.5

Agriculture	0.5

Hand/Machine Tools	0.5

Education	0.4

Coal	0.4

Home Builders	0.3

Forest Products & Paper	0.3

Distribution/Wholesale	0.3

Food Service	0.3

Housewares	0.3

Packaging & Containers	0.3

Household Products/Wares	0.3

Beverages	0.2%

Healthcare & Pharmaceuticals	0.2

Oil & Gas Services	0.2

Miscellaneous Manufacturing	0.2

Automobiles	0.2

Healthcare-Products	0.2

Home Furnishings	0.2

Advertising	0.2

Gas Utilities	0.1

Electronic Equipment, Instruments & Components	0.0 *

133.8

Liabilities in excess of other assets	(33.8)

100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2025 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—	Premiums received for OTC swap agreements	$40,086
Credit contracts	Unrealized appreciation on OTC swap agreements	24,073	Unrealized depreciation on OTC swap agreements	778
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	349,836	Unrealized depreciation on OTC forward foreign currency exchange contracts	1,066,776

See Notes to Financial Statements.

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$161,312	*	—	$—

		$535,221			$1,107,640

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2025 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$236,418
Foreign exchange contracts	—	(1,917,772)	—
Interest rate contracts	121,875	—	(411,434)

Total	$121,875	$(1,917,772)	$(175,016)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(19,581)
Foreign exchange contracts	—	(982,858)	—
Interest rate contracts	208,209	—	464,732

Total	$208,209	$(982,858)	$445,151

For the six months ended June 30, 2025, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$19,615,131
Forward Foreign Currency Exchange Contracts - Purchased (2)	18,761,829
Forward Foreign Currency Exchange Contracts - Sold (2)	44,005,475
Credit Default Swap Agreements - Sell Protection (1)	9,700,652

See Notes to Financial Statements.

PGIM Credit Income Fund 43

Schedule of Investments (unaudited) (continued)

as of June 30, 2025

Derivative Contract Type	Average Volume of Derivative Activities*
Total Return Swap Agreements (1)	$12,560,000

*	Average volume is based on average quarter end balances for the six months ended June 30, 2025.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Reverse Repurchase Agreement	BNP Paribas S.A.	$(35,437,087)	$35,437,087	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$7,791	$(23,212)	$(15,421)	$15,421	$—
BNP	1,672	(16,380)	(14,708)	—	(14,708)
BOA	280,771	(1,000,543)	(719,772)	350,000	(369,772)
GSI	63,181	(48,025)	15,156	—	15,156
JPM	6,110	(897)	5,213	—	5,213
MSI	14,384	(18,583)	(4,199)	—	(4,199)

	$373,909	$(1,107,640)	$(733,731)	$365,421	$(368,310)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)

as of June 30, 2025

Assets
Investments at value:
Unaffiliated investments (cost $138,143,051)	$141,901,235
Affiliated investments (cost $1,895,954)	1,895,954
Cash	186,019
Foreign currency, at value (cost $3,018,379)	3,092,021
Cash segregated for counterparty - reverse repurchase agreements and OTC	1,642,000
Receivable for investments sold	3,531,071
Dividends and interest receivable	1,680,560
Unrealized appreciation on OTC forward foreign currency exchange contracts	349,836
Unrealized appreciation on unfunded loan commitments	51,081
Due from broker—variation margin futures	33,195
Unrealized appreciation on OTC swap agreements	24,073
Prepaid expenses and other assets	21,199

Total Assets	154,408,244

Liabilities
Reverse repurchase agreements (cost $35,275,039)	35,437,087
Payable for investments purchased	8,045,671
Interest payable	1,368,378
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,066,776
Dividends and Distributions payable	796,966
Management fee payable	99,694
Accrued expenses and other liabilities	47,731
Premiums received for OTC swap agreements	40,086
Affiliated transfer agent fee payable	8,333
Unrealized depreciation on unfunded loan commitment	5,021
Unrealized depreciation on OTC swap agreements	778
Distribution fee payable	15

Total Liabilities	46,916,536

Commitment and Contingencies (Note 3)	—

Net Assets	$107,491,708

Net assets were comprised of:
Common shares, at par	$4,319
Paid-in capital in excess of par	108,046,711
Total distributable earnings (loss)	(559,322)

Net assets, June 30, 2025	$107,491,708

See Notes to Financial Statements.

PGIM Credit Income Fund 45

Statement of Assets and Liabilities (unaudited)

as of June 30, 2025

Class A

Net asset value and redemption price per share, ($ 10,383 ÷ 419 of common shares issued and outstanding)	$24.81
Maximum sales charge (2.50% of offering price)	0.64

Maximum offering price to public	$25.45

Class C
Net asset value, offering price and redemption price per share, ($10,373 ÷ 417 of common shares issued and outstanding)	$24.88

Class Z
Net asset value, offering price and redemption price per share, ($ 107,470,952 ÷ 4,318,173 of common shares issued and outstanding)	$24.89

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Statement of Operations (unaudited)

Six Months Ended June 30, 2025

Net Investment Income (Loss)

Income
Interest income (net of $18 foreign withholding tax)	$5,669,835
Affiliated dividend income	51,760

Total income	5,721,595

Expenses
Management fee	754,495
Distribution fee(a)	91
Interest expense	714,357
Transfer agent’s fees and expenses (including affiliated expense of $22,917)(a)	102,494
Professional fees	91,545
Directors’ fees	87,276
Audit fee	37,192
Custodian and accounting fees	37,030
Shareholders’ reports	8,379
Registration fees	3,466
SEC registration fees	327
Miscellaneous	32,267

Total expenses	1,868,919
Less: Expense reimbursement(a)	(131,535)

Net expenses	1,737,384

Net investment income (loss)	3,984,211

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(367,771)
Futures transactions	121,875
Forward currency contract transactions	(1,917,772)
Swap agreement transactions	(175,016)
Foreign currency transactions	156,012

(2,182,672)

Net change in unrealized appreciation (depreciation) on:
Investments	2,258,632
Futures	208,209
Forward currency contracts	(982,858)
Swap agreements	445,151
Foreign currencies	981
Unfunded loan commitment	49,648

1,979,763

Net gain (loss) on investment and foreign currency transactions	(202,909)

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,781,302

See Notes to Financial Statements.

PGIM Credit Income Fund 47

Statement of Operations (unaudited)

Six Months Ended June 30, 2025

(a) Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z
Distribution fee	39	52	—
Transfer agent’s fees and expenses	32,864	30,074	39,556
Expense reimbursement	(32,868)	(30,076)	(68,591)

See Notes to Financial Statements.

Statements of Changes in Net Assets (unaudited)

	Six Months Ended June 30, 2025	Year Ended December 31, 2024

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$3,984,211	$9,403,976
Net realized gain (loss) on investment and foreign currency transactions	(2,182,672)	1,738,376
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,979,763	528,277

Net increase (decrease) in net assets resulting from operations	3,781,302	11,670,629

Dividends and Distributions
Distributions from distributable earnings
Class A	(633)	(967)
Class C	(614)	(883)
Class Z	(6,877,470)	(9,982,547)

	(6,878,717)	(9,984,397)

Fund share transactions
Net proceeds from shares sold	—	30,002,669
Net asset value of shares issued in reinvestment of dividends and distributions	51	7,901,237
Cost of shares purchased	(1,076)	(296)

Net increase (decrease) in net assets from Fund share transactions	(1,025)	37,903,610

Total increase (decrease)	(3,098,440)	39,589,842

Net Assets:
Beginning of period	110,590,148	71,000,306

End of period	$107,491,708	$110,590,148

See Notes to Financial Statements.

PGIM Credit Income Fund 49

Statement of Cash Flows (unaudited)

For Six Months Ended June 30, 2025

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$3,781,302

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments, net of amounts receivable	36,051,008
Purchases of long-term portfolio investments, net of amounts payable	(38,951,972)
Net proceeds (purchases) of short-term portfolio investments	2,281,608
Net premiums (paid) received for swap agreements	(232,146)
Amortization of premium and accretion of discount on portfolio investments	(306,269)
Net realized (gain) loss on investment transactions	367,771
Net realized (gain) loss on futures transactions	(121,875)
Net realized (gain) loss on forward currency contract transactions	1,917,772
Net realized (gain) loss on swap agreement transactions	175,016
Net realized (gain) loss on foreign currency transactions	(156,012)
Net change in unrealized (appreciation) depreciation on investments	(2,258,632)
Net change in unrealized (appreciation) depreciation on futures	(208,209)
Net change in unrealized (appreciation) depreciation on forward currency contracts	982,858
Net change in unrealized (appreciation) depreciation on swap agreements	(445,151)
Net change in unrealized (appreciation) depreciation on foreign currencies	(981)
Net change in unrealized (appreciation) depreciation on unfunded loan commitment	(49,648)
(Increase) Decrease In Assets:
Dividends and interest receivable	148,321
Prepaid expenses and other assets	(498)
Increase (Decrease) In Liabilities:
Interest payable	384,378
Dividends and Distributions payable	(383,754)
Management fee payable	59,237
Accrued expenses and other liabilities	(111,475)
Distribution fee payable	5
Affiliated transfer agent fee payable	4,166
Due to broker - variation margin futures	(9,078)

Total adjustments	(863,560)

Net cash provided by (used for) operating activities	2,917,742

Effect of exchange rate changes on cash	(1,430,695)

Cash Flows Provided By (Used For) Financing Activities:
Payment of Fund shares repurchased	(1,076)
Reverse repurchase agreements	8,334,974
Cash distributions to shareholders	(6,878,666)

Net cash provided by (used for) financing activities	1,455,232

Net increase (decrease) in cash and restricted cash, including foreign currency	2,942,279

Cash and restricted cash at beginning of period, including foreign currency	2,010,956

Cash And Restricted Cash At End Of Period, Including Foreign Currency	$4,953,235

Supplemental Disclosure of Cash Flow Information and non-cash activities:
Cash paid during the period for interest expense	$329,979

See Notes to Financial Statements.

Dividends and distributions payable	$796,966
Issuance of Common Shares in connection with distribution reinvestment plan	$51

Reconciliation Of Cash And Restricted Cash Reported With The Statement Of Assets And Liabilities To The Statement Of Cash Flows:

June 30, 2025
Cash	$186,019
Foreign currency, at value	3,092,021
Restricted cash:
Cash segregated for counterparty - reverse repurchase agreements and OTC	1,642,000
Deposit with broker for centrally cleared/exchange-traded derivatives	—
Due from broker-variation margin futures	33,195

Total Cash and Restricted Cash, Including Foreign Currency	$4,953,235

See Notes to Financial Statements.

PGIM Credit Income Fund 51

Financial Highlights (unaudited)

Class A Shares
	Six Months Ended June 30, 2025		Year Ended December 31, 2024		December 11, 2023(a) through December 31, 2023
Per Share Operating Performance(b) :
Net Asset Value, Beginning of Period	$25.60		$25.19		$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.83		2.20		0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.11)		0.54		0.22
Total from investment operations	0.72		2.74		0.31
Less Dividends and Distributions:
Dividends from net investment income	(1.51)		(2.33)		-	(c)
Tax return of capital distributions	-		-		(0.11)
Distributions from net realized gains	-		-		(0.01)
Total dividends and distributions	(1.51)		(2.33)		(0.12)
Net asset value, end of period	$24.81		$25.60		$25.19
Total Return(d) :	2.86%		11.28%		1.26%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10		$11		$10
Average net assets (000)	$10		$11		$10
Ratios to average net assets(e) :
Expenses after waivers and/or expense reimbursement	3.99	%(f)	1.86	%(g)	0.75	%(h)
Expenses before waivers and/or expense reimbursement	637.56	%(f)(g)	430.32	%(g)	13.72	%(h)
Net investment income (loss)	6.66	%(f)	8.59%		6.39	%(h)
Portfolio turnover rate(i)	26%		55%		1%
Reverse repurchase agreements (000)	$35,437		$27,102		$-
Reverse repurchase agreements asset coverage ratio(j)	403%		508%		—%
Reverse repurchase agreements asset coverage per $1,000 of principal(j)	$4,033		$5,080		$-

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads or redemption fees, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

Includes interest expense on reverse repurchase agreements of 1.33% and 1.01% which is being excluded from the Fund’s contractual waiver for the six months ended June 30, 2025 and year ended December 31, 2024, respectively.

(h)	Annualized, with the exception of certain non-recurring expenses.

See Notes to Financial Statements.

(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(j)	Represents value of net assets plus reverse repurchase agreements, if any, at the end of the period divided by the reverse repurchase agreements, if any, at the end of the period.

See Notes to Financial Statements.

Financial Highlights (unaudited) (continued)

Class C Shares
	Six Months Ended June 30, 2025		Year Ended December 31, 2024		December 11, 2023(a) through December 31, 2023
Per Share Operating Performance(b) :
Net Asset Value, Beginning of Period	$25.60		$25.19		$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.80		2.01		0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.05)		0.54		0.22
Total from investment operations	0.75		2.55		0.30
Less Dividends and Distributions:
Dividends from net investment income	(1.47)		(2.14)		-	(c)
Tax return of capital distributions	-		-		(0.11)
Distributions from net realized gains	-		-		(-	)(c)
Total dividends and distributions	(1.47)		(2.14)		(0.11)
Net asset value, end of period	$24.88		$25.60		$25.19
Total Return(d) :	3.07%		10.40%		1.22%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10		$11		$10
Average net assets (000)	$10		$11		$10
Ratios to average net assets(e) :
Expenses after waivers and/or expense reimbursement	4.23	%(f)	2.61	%(g)	1.50	%(h)
Expenses before waivers and/or expense reimbursement	585.01	%(f)(g)	400.40	%(g)	14.47	%(h)
Net investment income (loss)	6.42	%(f)	7.83%		5.65	%(h)
Portfolio turnover rate(i)	26%		55%		1%
Reverse repurchase agreements (000)	$35,437		$27,102		$-
Reverse repurchase agreements asset coverage ratio(j)	403%		508%		—%
Reverse repurchase agreements asset coverage per $1,000 of principal(j)	$4,033		$5,080		$-

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of redemption fees, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

Includes interest expense on reverse repurchase agreements of 1.33% and 1.01% which is being excluded from the Fund’s contractual waiver for the six months ended June 30, 2025 and year ended December 31, 2024, respectively.

(h)	Annualized, with the exception of certain non-recurring expenses.

See Notes to Financial Statements.

(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(j)	Represents value of net assets plus reverse repurchase agreements, if any, at the end of the period divided by the reverse repurchase agreements, if any, at the end of the period.

See Notes to Financial Statements.

Financial Highlights (unaudited) (continued)

Class Z Shares
	Six Months Ended June 30, 2025		Year Ended December 31, 2024		December 11, 2023(a) through December 31, 2023
Per Share Operating Performance(b) :
Net Asset Value, Beginning of Period	$25.61		$25.19		$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.92		2.27		0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.05)		0.54		0.22
Total from investment operations	0.87		2.81		0.32
Less Dividends and Distributions:
Dividends from net investment income	(1.59)		(2.39)		(0.01)
Tax return of capital distributions	-		-		(0.11)
Distributions from net realized gains	-		-		(0.01)
Total dividends and distributions	(1.59)		(2.39)		(0.13)
Net asset value, end of period	$24.89		$25.61		$25.19
Total Return(c) :	3.55%		11.55%		1.27%

Ratios/Supplemental Data:
Net assets, end of period (000)	$107,471		$110,569		$70,980
Average net assets (000)	$108,242		$106,451		$70,609
Ratios to average net assets(d) :
Expenses after waivers and/or expense reimbursement	3.24	%(e)	1.62	%(f)	0.50	%(g)
Expenses before waivers and/or expense reimbursement	3.37	%(e)(f)	3.80	%(f)	4.86	%(g)
Net investment income (loss)	7.42	%(e)	8.83%		6.62	%(g)
Portfolio turnover rate(h)	26%		55%		1%
Reverse repurchase agreements (000)	$35,437		$27,102		$-
Reverse repurchase agreements asset coverage ratio(i)	403%		508%		—%
Reverse repurchase agreements asset coverage per $1,000 of principal(i)	$4,033		$5,080		$-

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of redemption fees, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

Includes interest expense on reverse repurchase agreements of 1.33% and 1.02% which is being excluded from the Fund’s contractual waiver for the six months ended June 30, 2025 and year ended December 31, 2024, respectively.

(g)	Annualized, with the exception of certain non-recurring expenses.

See Notes to Financial Statements.

(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(i)	Represents value of net assets plus reverse repurchase agreements, if any, at the end of the period divided by the reverse repurchase agreements, if any, at the end of the period.

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.	Organization

PGIM Credit Income Fund, a Delaware statutory trust (the “Fund”), is a recently organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that continuously offers its common shares of beneficial interest, par value $0.001 per share (“Common Shares”), and is operated as an “interval fund.” The Fund elected to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund commenced operations on December 11, 2023.

The Fund does not currently intend to list its Common Shares for trading on any securities exchange or any other trading market in the near future. There is currently no secondary market for its Common Shares and the Fund does not expect any secondary market to develop for its Common Shares. Shareholders of the Fund are not able to have their Common Shares redeemed or otherwise sell their Common Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Common Shares.

The Fund’s investment objective is to seek total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 exclusively impacted financial statement disclosures only and did not affect the Fund’s financial position or performance. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance. The officers of the Fund, as listed in the Fund’s Statement of Additional Information, act as the Fund’s chief operating decision maker (“CODM”). The CODM has determined that the Fund has a single operating segment as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its respective prospectus, based on a defined investment strategy which is executed by the Fund’s subadviser.

The CODM allocates resources and assesses performance based on the operating results of the Fund, which is consistent with the results presented in the Fund’s Schedule of Investments, Statement of Changes in Net Assets, Statement of Cash Flows and Financial Highlights.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Fund’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities of the Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or sell Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via Nasdaq are valued at the Nasdaq official closing price. To the extent these securities are valued at the last sale price or Nasdaq official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between

PGIM Credit Income Fund 59

Notes to Financial Statements (unaudited) (continued)

the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter (“OTC”) market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

PGIM Credit Income Fund 61

Notes to Financial Statements (unaudited) (continued)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to deposit collateral with a futures commission merchant an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, equal to the change in the mark-to-market value of the futures contract. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively, a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

PGIM Credit Income Fund 63

Notes to Financial Statements (unaudited) (continued)

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Floating Rate and Other Loans: The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the

Fund generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Reverse Repurchase Agreements: The Fund enters reverse repurchase agreements with qualified third-party broker-dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives securities and/or cash as collateral with a market value in-excess of the repurchase price to be paid by the Fund upon the maturity of the transaction. During the term of the agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Due to the short-term nature of reverse repurchase agreements, face value approximates fair value. Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts

PGIM Credit Income Fund 65

Notes to Financial Statements (unaudited) (continued)

payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Fund is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value (“NAV”). The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, and fee waivers and/or expense reimbursements, as applicable.

Offering and Organization Costs: Offering costs paid in connection with the initial offering of shares of the Fund are being amortized on a straight-line basis over twelve months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed as incurred.

PGIM Credit Income Fund 67

Notes to Financial Statements (unaudited) (continued)

Taxes: It is the Fund’s policy to continue to meet the requirements of the Code applicable to RICs and to distribute substantially all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Cash and Cash Equivalents: Cash represents cash deposits held at financial institutions, which at times may exceed U.S. federally insured limits. The Fund’s deposits are held at financial institutions with high credit-quality to minimize credit risk exposure. Cash equivalents consist of other highly liquid investments, such as money market funds. Cash and cash equivalents are carried at cost, which approximates fair value.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Monthly

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Fund has entered into a management agreement (the “Management Agreement”) with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (collectively, the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the Management Agreement are computed daily and paid monthly. For the reporting period ended June 30, 2025, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

1.10% of average daily total managed assets	1.10%

“Total managed assets” means total assets of the Fund (including any assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and any preferred shares that may be outstanding, if issued) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed, including the liquidation preference of any outstanding preferred shares, and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any outstanding common shares and preferred shares issued by the Fund. For purposes of this calculation, average daily value of the Fund’s total managed assets is determined at the end of each month on the basis of the average value of the Fund’s total managed assets of the Fund for each day during the month.

Pursuant to an Expense Limitation and Reimbursement Agreement, for three years from effectiveness of the Fund’s registration statement (the “ELRA Period”), the Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses (as defined below) will not exceed 0.50% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Manager waived or reimbursed such fees or expenses. In no event will the Fund’s Specified Expenses exceed 0.50% of net assets (annualized) during the ELRA Period notwithstanding any repayment made by the Fund pursuant to the ELRA. This arrangement cannot be terminated without the consent of the Fund’s Board prior to the end of the ELRA Period. As of June 30, 2025, under the ELRA, the amount eligible for potential recoupment with respective expiration dates are as follows:

Expiration Date	Recoupment Amount

December 31, 2026	$ 575,936

December 31, 2027	1,131,863

December 31, 2028	131,535

Total fee waivers/expense reimbursements subject to recapture	$1,839,334

“Specified Expenses” includes all expenses incurred in the business of the Fund, including organizational and offering costs, with the exception of: (i) the Management Fee, (ii) the distribution and servicing fee (the “Distribution and Service Fee”), (iii) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (iv) dividend/interest payments (including any dividend payments, interest

PGIM Credit Income Fund 69

Notes to Financial Statements (unaudited) (continued)

expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, and (vi) extraordinary expenses (as determined in the sole discretion of the Manager).

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.75%	0.75%

C	1.00	1.00

Z	N/A	N/A

For the reporting period ended June 30, 2025, PIMS did not receive any front-end sales charges resulting from sales of Class A shares, contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders, or early redemption fees resulting from redemptions of certain share classes.

PGIM Investments, PGIM, Inc., PGIM Limited, and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the reporting period ended June 30, 2025, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended June 30, 2025, were as follows:

Cost of Purchases	Proceeds from Sales

$41,415,083	$36,069,645

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the reporting period ended June 30, 2025, is presented as follows:

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund(wb)

$4,177,562	$26,442,548	$28,724,156	$—	$—	$1,895,954	1,895,954	$51,760	$—

$4,177,562	$26,442,548	$28,724,156	$—	$—	$1,895,954		$51,760	$—

(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Tax Information

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation (depreciation) as of June 30, 2025 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$140,147,150	$5,699,663	$(2,575,983)	$3,123,680

The GAAP basis may differ from tax basis due to certain tax-related adjustments.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of December 31, 2024 which can be carried forward for an unlimited period. No capital

PGIM Credit Income Fund 71

Notes to Financial Statements (unaudited) (continued)

gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized

$494,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the two fiscal years up to the most recent fiscal year ended December 31, 2024 are subject to such review.

7.	Capital and Ownership

The Fund offers three classes of its common shares on a continuous basis: Class A Common Shares (“Class A Shares”), Class C Common Shares (“Class C Shares”), and Class Z Common Shares (“Class Z Shares”). The Fund may offer additional classes of its Common Shares in the future.

Class A Shares are subject to a sales load of up to 2.50% of the total offering price (including sales load). Class A Share investors who purchase $250,000 or more of Class A Shares (or otherwise qualify through utilization of the Rights of Accumulation, Letter of Intent, or

90-Day Repurchase Privilege) will not be subject to a sales load. A contingent deferred sales charge (“CDSC”) of 1.50% will be assessed on Class A Shares purchased without a sales charge if the shares are repurchased during the first 12 months after their purchase. In addition, a CDSC of 1.00% will be assessed on Class C Shares if the shares are repurchased during the first 12 months after their purchase.

Class Z Shares are not subject to a sales load.

The Fund is authorized to issue an unlimited number of shares, $0.001 par value per share.

As of June 30, 2025, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	419	100.0%
C	417	100.0
Z	4,318,118	99.9

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	99.9%
Unaffiliated	—	—

Transactions in shares of Common Shares were as follows:

Share Class	Shares	Amount

Class A

Year ended December 31, 2024:

Shares issued in reinvestment of dividends and distributions	17	$ 422

Net increase (decrease) in shares outstanding	17	$ 422

Class C

Year ended December 31, 2024:

Shares issued in reinvestment of dividends and distributions	15	$ 384

Net increase (decrease) in shares outstanding	15	$ 384

Class Z

Six months ended June 30, 2025:

Shares issued in reinvestment of dividends and distributions	2	$ 51

Shares purchased	(44)	(1,076)

Net increase (decrease) in shares outstanding	(42)	$ (1,025)

Year ended December 31, 2024:

Shares sold	1,192,000	$30,002,669

Shares issued in reinvestment of dividends and distributions	308,693	7,900,431

Shares purchased	(11)	(296)

Net increase (decrease) in shares outstanding	1,500,682	$37,902,804

Repurchase Offers: The Fund is an interval fund, a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at NAV, reduced by any applicable redemption fee. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV on the repurchase request deadline at the net asset value per Common Share as of the repurchase pricing date. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to shareholders at least 21 days before the repurchase request deadline (i.e., the date by

PGIM Credit Income Fund 73

Notes to Financial Statements (unaudited) (continued)

which shareholders can tender their Common Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The results of the repurchase offers are as follows:

Commencement Date	Deadline Date	Pricing Date	Total Shares Repurchased	Total Amount Repurchased	Percentage of Outstanding Shares Repurchased

June 27, 2024	July 26, 2024	July 26, 2024	11	$ 296	0.00%

September 27, 2024	October 25, 2024	October 25, 2024	—	—	—

December 30, 2024	January 28, 2025	January 28, 2025	—	—	—

March 27, 2025	April 24, 2025	April 24, 2025	44	1,076	0.00

June 27, 2025	July 28, 2025	July 28, 2025	—	—	—

8.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Limited History of Operations: The Fund is a recently organized, diversified, closed-end management investment company with limited history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have limited track record or history on which to base their investment decision.

General, Market and Economic Risks: Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to successfully implement its investment strategy because of market, economic, regulatory, geopolitical and other conditions. International wars or conflicts (such as those in the Middle East and Ukraine) and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the U.S. or around the world, public health epidemics and pandemics such as the outbreak of infectious diseases like the COVID-19 pandemic, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide. U.S. and foreign governments have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The impact of these measures, as well as any additional future regulatory actions, is not yet known and cannot be predicted. Legislation or regulation may also change the way in which the Fund itself is regulated and could limit or preclude the Fund’s ability to achieve its investment objectives. Because the NAV of the Common Shares will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the NAV of the Common Shares decreases. As with any security, a complete loss of your investment is possible.

Repurchase Offers Risk: Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other cash equivalents held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

In the event that shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline

PGIM Credit Income Fund 75

Notes to Financial Statements (unaudited) (continued)

between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined.

Illiquid Investment Risk: To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest without limit in illiquid securities. The Fund generally considers “illiquid securities” to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such securities at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The Fund may invest in privately-held companies, below-investment-grade instruments (“junk” bonds), securities which are at risk of default as to the repayment of principal and/or interest at the time of acquisition by the fund or are rated in the lower rating categories or are unrated, which may be difficult to value and may be illiquid. The Fund may also invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including, without limitation, securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid, although the Fund may determine that certain Rule 144A securities are liquid.

Distributions Risk: There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than others. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed by the Board at any time without shareholder approval.

Liquidity Risk: In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Common Shares, as described herein. The Fund is designed primarily for long-term investors and an investment in the Common Shares should be considered illiquid. The Common Shares are not currently listed for trading on any securities exchange. There is currently no public market for the Common Shares and none is expected to develop. Although the Fund may offer to repurchase Common Shares from shareholders, no assurance can be given that these repurchases will occur as scheduled or at all.

Valuation Risk: The value of certain of the Fund’s investments will be difficult to determine and the valuation determinations made by the Manager and Subadvisers with respect to such investments will likely vary from the amounts the Fund would receive upon sale or disposition of such investments. It is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Within the parameters of the Fund’s valuation policies and procedures, the valuation methodologies used to value the Fund’s assets will involve subjective judgments and projections and that ultimately may not materialize. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Manager and the Fund’s independent valuation advisor and third-party appraisers. Rapidly changing market conditions or material events may not be immediately reflected in the Fund’s daily NAV. The resulting potential disparity in the Fund’s NAV may inure to the benefit of shareholders whose shares are repurchased or new purchasers of the Common Shares, depending on whether the Fund’s published NAV per share for such class is overstated or understated.

Loans Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the Subadvisers’ credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable.

PGIM Credit Income Fund 77

Notes to Financial Statements (unaudited) (continued)

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Structured Products Risk: Holders of structured product securities bear risks of the underlying investments, index or reference obligation. Certain structured products may be thinly traded or have a limited trading market, and as a result may be characterized as illiquid. The possible lack of a liquid secondary market for structured securities and the resulting inability of the Fund to sell a structured security could expose the Fund to losses and could make structured securities more difficult for the Fund to value accurately, which may also result in additional costs. Structured products are also subject to credit risk; the assets backing the structured product may be insufficient to pay interest or principal. In addition to the general risks associated with investments in fixed income, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes.

Fixed Income Instruments Risk: In addition to the other risks described herein, fixed income instruments are also subject to certain risks, including:

●

Issuer Risk: The value of the Fund’s fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

●

Interest Rate Risk: The value of the Fund’s investments may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. The Fund may utilize certain strategies, including investments in derivatives, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

●

Duration Risk: Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

●

Floating-Rate and Fixed-to-Floating-Rate Securities Risk: The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.

●

Prepayment Risk: During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Fixed income instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

●

Extension Risk: During periods of rising interest rates, an issuer could exercise its right to pay principal on an obligation held by the Fund later than expected. Under these circumstances, the value of the obligation will decrease, and the Fund may be prevented from reinvesting in higher yielding securities.

●

Reinvestment Risk: Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate.

●	Spread Risk: Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument’s credit soundness and a perceived

PGIM Credit Income Fund 79

Notes to Financial Statements (unaudited) (continued)

greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security held by the Fund widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

●

Refinancing Risk: This is the risk that one or more issuers of fixed income instruments in the Fund’s portfolio may not be able to pay off their debt upon maturity. During times of extreme market stress, even creditworthy companies can have temporary trouble accessing the markets to refinance their outstanding debt, potentially leading to an inability to pay off existing bondholders, including the Fund. This could negatively affect the Fund’s NAV or overall return.

●

Credit Risk: Credit risk is the risk that one or more fixed income instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the instrument or any applicable counterparty may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the instruments could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Below Investment Grade (High Yield or Junk Bond) Instruments Risk: The Fund’s investments in below investment grade quality securities and instruments are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Below investment grade instruments are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

Fixed income instruments rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default.

The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. Lower rated high yield instruments generally present the same type of risks as investments in higher rated high yield instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings.

In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments. The Subadvisers’ judgment about the credit quality of an issuer and the relative value of its instruments may prove to be wrong. Investments in below investment grade instruments may present special tax issues for the Fund, particularly to the extent that the issuers of these instruments default on their obligations pertaining thereto, and the U.S. federal income tax consequences to the Fund as a holder of such instruments, including when the Fund may stop reporting interest income or claim a loss on such instruments, may not be clear.

Lower rated high yield instruments generally present the same type of risks as investments in higher rated high yield instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress.

In particular, lower rated high yield instruments entail a higher risk of default. Such instruments present substantial credit risk and default is a real possibility. Such instruments may be illiquid and the prices at which such instruments may be sold may

PGIM Credit Income Fund 81

Notes to Financial Statements (unaudited) (continued)

represent a substantial discount to what the Subadvisers believe to be the ultimate value of such instruments.

Distressed and Defaulted Obligations Risk: The Fund may invest in “below investment grade” securities (commonly referred to as “high yield” securities or “junk bonds”) and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems (including companies involved in bankruptcy or other reorganization and liquidation proceedings). Below investment grade securities in which the Fund may invest also include defaulted and partially defaulted loans. Such investments are likely to be particularly risky although they also may offer the potential for correspondingly high returns. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time.

Among the risks inherent in investments in troubled entities is the risk that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate, recharacterize debt as equity or disenfranchise particular claims. Such companies’ obligations may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. There is no assurance that value of the assets collateralizing the Fund’s investments will be sufficient or that prospects for a successful reorganization or similar action will become available.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new investment the value of which will be less than the purchase price to the Fund of the investment in respect to which such distribution was made.

Subprime Risk: Loans, and debt instruments collateralized by loans acquired by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities.

Inflation Risk: Globally, inflation and rapid fluctuations in inflation rates have in the past had negative effects on economies and financial markets, particularly in emerging economies, and may do so in the future. Wages and prices of inputs increase during periods of inflation, which can negatively impact returns on the Fund’s investments. In an attempt to stabilize inflation, governments may impose wage and price controls, or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on levels of economic activity.

In the U.S., inflation has accelerated in recent years as a result of global supply chain disruptions, a rise in energy prices, strong consumer demand as economies continue to reopen following the COVID-19 pandemic, and other factors. Inflationary pressures have increased the costs of labor, energy, and raw materials, and have adversely affected consumer spending, economic growth, and the operations of companies in the U.S. and globally, and have resulted in a tightening of monetary policy by the U.S. Federal Reserve. Although inflation has generally been reduced in the U.S. in recent months, inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten further in response. Inflation could become a serious problem in the future and have an adverse impact on the Fund’s returns.

Derivatives Risk: The Fund’s investments in derivative transactions may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The use of derivatives may subject the Fund to risks, including, but not limited to:

●

Counterparty Risk: The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. If the Fund’s counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased.

●	Currency Risk: The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of a Fund investment.

●

Leverage Risk: The Fund may use, among other things, reverse repurchase agreements and/or dollar rolls to add leverage to its portfolio. The risk associated with certain types of derivative strategies that relatively small market movements may result

PGIM Credit Income Fund 83

Notes to Financial Statements (unaudited) (continued)

in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

●

Liquidity Risk: The risk that certain derivative positions may be difficult or impossible to close out at the time that the Fund would like or at the price that the Fund believes the position is currently worth. This risk is heightened to the extent the Fund engages in over-the-counter derivative transactions, which are generally less liquid than exchange-traded instruments.

●

Correlation Risk: The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. Furthermore, the ability to successfully use derivative instruments depend in part on the ability of the Manager and Subadvisers to predict pertinent market movements, which cannot be assured.

●

Index Risk: If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

●

Regulatory Risk: Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin requirements, and initial margining requirements have recently been phased in. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund.

●

Credit Default Swaps Risk: Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. A buyer of credit protection also may lose its investment and recover nothing should no credit event occur. If a credit event were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Further, in certain circumstances, the buyer can receive the notional value of a credit default swap only by delivering a physical security to the seller, and is at risk if such deliverable security is unavailable or illiquid. Such a delivery “crunch” is a distinct risk of these investments.

Leverage Risk: Although the Fund may utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the Fund to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term rates rise, the interest rate on borrowed money could exceed the rate of return on instruments held by the Fund, reducing returns to the Fund and the level of income available for dividends or distributions made by the Fund. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would also reduce returns to the Fund. There is no assurance that a leveraging strategy will be successful. The use of leverage to purchase additional investments creates special risks and considerations for Common Shareholders, including:

●	the likelihood of greater volatility of NAV of Common Shares than a comparable fund without leverage;

●

the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other debt securities that the Fund has issued will reduce the return to the Fund;

●

magnified interest rate risk, which is the risk that the prices of certain of the portfolio investments will fall (or rise) if market interest rates for those types of investments rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations;

●	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged; and

●	leverage may increase expenses (which will be borne entirely by the Shareholders), which may reduce the Fund’s NAV and the total return to Shareholders.

PGIM Credit Income Fund 85

Notes to Financial Statements (unaudited) (continued)

Allocation of Investment Opportunities Risk: Certain other existing or future funds, investment vehicles and accounts managed by the Manager and its affiliates and PGIM affiliated proprietary entities invest in securities, properties and other assets in which the Fund may seek to invest. Allocation of identified investment opportunities among the Fund, the Manager and other PGIM affiliated investment vehicles presents inherent conflicts of interest where demand exceeds available supply. While the Manager believes it is likely that there will be some overlap of investment opportunities for the Fund and other PGIM affiliated investment vehicles and PGIM affiliated proprietary accounts from time to time, the Fund’s stock of investment opportunities may be materially affected by competition from other PGIM affiliated investment vehicles and PGIM affiliated proprietary entities. Shareholders should note that the conflicts inherent in making such allocation decisions will not always be resolved in favor of the Fund.

Non-U.S. Investment Risks: The Fund may invest in non-U.S. investments, which may include investments denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. Such investments may involve a broad range of economic, non-U.S. currency and exchange rate, political, legal, tax and financial risks not typically associated with investments in U.S. companies. Prior government approval for non-U.S. investments may be required under certain circumstances in some countries, and the process of obtaining these approvals may require a significant expenditure of time and resources. Additionally, certain countries depend heavily on exports to the U.S. Accordingly, these countries may be sensitive to fluctuations in U.S. demand and changes in U.S. market conditions. The foregoing factors may increase transaction costs and adversely impact the value of the Fund’s investments in non-U.S. portfolio companies.

“Covenant-Lite” Risk: Some of the debt obligations, loans or other securities in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Senior Debt Risk: The Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

Confidential Information Access Risk: In managing the Fund (and other PGIM clients), PGIM may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. Pursuant to applicable policies and procedures, PGIM may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates. PGIM may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PGIM intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

9.	Recent Accounting Pronouncement and Regulatory Developments

In December 2023, the FASB issued Accounting Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 740) – “Improvements to Income Taxes Disclosures”, which enhances the transparency of income tax disclosures. The ASU requires public entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction. The amendments under this ASU are required to be applied prospectively and are effective for fiscal years beginning after December 15, 2024. Management is currently evaluating the impact and does not expect ASU to have a material impact on the financial statements.

10.	Subsequent Events

The Fund’s management evaluated subsequent events through the date of issuance of the financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the financial statements as of June 30, 2025 except as discussed below.

On July 29, 2025, the Fund declared monthly distributions of $0.12831 per share for Class A, $0.12344 per share for Class C, and $0.14236 per share for Class Z, payable on July 31, 2025, to shareholders of record on July 30, 2025. The ex-date is July 31, 2025.

PGIM Credit Income Fund 87

Other Information

DISTRIBUTION REINVESTMENT PLAN

OF

PGIM CREDIT INCOME FUND

PGIM Credit Income Fund, a Delaware statutory trust (the “Fund”), hereby adopts the following plan (the “Plan”) with respect to income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), declared by its Board of Trustees on its common shares of beneficial interest (the “Common Shares”):

1. Unless a shareholder specifically elects to receive cash as set forth below, all Distributions hereafter declared by the Board of Trustees shall be payable in Common Shares of the Fund, and no action shall be required on such shareholder’s part to receive a Distribution in Common Shares.

2. Such Distributions shall be payable on such date or dates as may be fixed from time to time by the Board of Trustees to shareholders of record at the close of business on the record date(s) established by the Board of Trustees for the Distribution involved.

3. Prudential Mutual Fund Services LLC, the plan administrator (the “Plan Administrator”), will set up an account for the Common Shares acquired pursuant to the Plan for each shareholder who has not elected to receive Distributions in cash (each a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. In the case of shareholders such as banks, brokers or nominees that hold the Common Shares of the Fund for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified by the record shareholders as representing the total amount registered in such shareholder’s name and held for the account of Participants.

4. When the Fund declares a Distribution, the Plan Administrator, on the shareholder’s behalf, will receive additional authorized Common Shares from the Fund. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share. There will be no sales load charged on Common Shares issued to a shareholder under the Plan. All Common Shares purchased under the Plan will be held in the name of each Participant.

5. The Fund expects to issue Common Shares pursuant to the Plan, immediately following each Distribution payment date and the Plan Administrator will make every reasonable effort to reinvest all Distributions on the day the Distribution is paid (except where necessary to comply with applicable securities laws) by the Fund. If, for any reason beyond the control of the Plan Administrator, reinvestment of the Distributions cannot be completed within 30 days after the applicable Distribution payment date, funds held by the Plan Administrator on behalf of a Participant will be distributed to that Participant.

6. A shareholder may, however, elect to receive Distributions in cash. To exercise this option, such shareholder must notify the Plan Administrator, in writing so that such notice is received by the Plan Administrator three (3) days prior to the distribution date fixed by the Board of Trustees for the Distribution involved.

7. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable. Each Participant may from time to time have an undivided fractional interest (computed to three decimal places) of Common Shares of the Fund. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the net asset value of the Fund’s shares at the time of termination.

8. There will be no direct expenses to Participants for the administration of the Plan. There is no direct service charge to Participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants. All fees associated with the Plan will be paid by the Fund.

9. Common Shares issued pursuant to the Plan will have the same voting rights as the Common Shares issued pursuant to the Fund’s continuous offering.

10. Each Participant may terminate the Participant’s account under the Plan by accessing the ‘Account Maintenance Form’ via the Plan Administrator’s website at www.pgim.com/ investments, and sending it to the Plan Administrator at PGIM Investments, PO Box 219929, Kansas City, MO 64121-9929 or by calling the Plan Administrator at (844) 753-6354. Such termination will be effective immediately if the Participant’s notice is received by the Plan Administrator prior to any distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating Participant a statement of holdings for the appropriate number of the Fund’s whole book-entry Common Shares and a check for the cash adjustment of any fractional share at the market value of the Fund’s Common Shares as of the close of business on the date the termination is effective less any applicable fees. In the event a Participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in Common Shares on behalf of the terminating Participant. In the event reinvestment is made, the Plan Administrator will process the

PGIM Credit Income Fund 89

Other Information (continued)

termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

11. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving Distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

12. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

13. The automatic reinvestment of dividends does not relieve Participants of any taxes which may be payable on dividends. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. Specific cost basis information will also be included on a Participant’s statement in accordance with applicable law.

14. These terms and conditions of the Plan shall be governed by applicable federal securities laws and the laws of the State of New York.

Adopted: November 9, 2023

Amended: July 31, 2024

     August 18, 2025

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Credit Income Fund (the “Fund”) consists of four individuals, three of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established two standing committees: the Audit Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required by the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments” or the “Manager”) and the subadvisory agreement between the Manager and PGIM, Inc. (through its operating division, PGIM Fixed Income) and PGIM Limited, each affiliates of the Manager (the “Subadvisers”).The Board, including all of the Independent Trustees, met on June 26, 2025 (the “Meeting”) and, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders, unanimously approved the continuance of the agreements for another year.

In advance of the Meeting, the Board requested and received materials relating to the agreements and had the opportunity to ask questions and request further information in connection with its consideration of the renewal of the agreements.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant to the approval of the continuance of the agreements, including the nature, quality and extent of services provided to the Fund by the Manager and the Subadvisers; performance information for the Fund; the Manager’s and the Subadvisers’ qualifications; the fees paid by the Fund to the Manager and by the Manager to the Subadvisers under the agreements; the Fund’s expenses and fees; statements from the Manager regarding potential economies of scale as the Fund’s assets increase; and other anticipated benefits to the Manager, Subadvisers or their affiliates from the Adviser’s and Subadvisers’ relationship to the Fund. In connection with its deliberations, the Board considered information provided by the Manager and the Subadvisers at or in advance of the Meeting. The Board noted that both the Manager and the Subadvisers had provided the Board with responses to requests for information prepared in consultation with independent legal counsel to the Independent Trustees, requesting information and documents to assist the Board in its deliberations regarding the agreements. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the continuance of the agreements with respect to the Fund.

PGIM Credit Income Fund

Approval of Advisory Agreements (continued)

The Trustees determined in the exercise of their reasonable business judgment that the overall arrangements between the Fund and the Manager, which serves as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadvisers, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement, are appropriate and in the best interests of the Fund and its shareholders, in view of the services performed and the fees charged under the agreements, and in view of such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager in advance of and at the Meeting. The Board considered the services provided by the Manager, including, but not limited to, the oversight of the Subadvisers, the administration of corporate affairs and provision of office facilities, and the provision of fund recordkeeping, compliance and other services to the Fund. The Board also noted that the Manager pays the salaries of all of the officers of the Fund and Trustees of the Fund who are affiliated persons of the Manager. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadvisers and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations, information security program, and business continuity plan, as well as certain regulatory matters and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer with respect to the Manager. The Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager under the management agreement with the Fund. With respect to the Subadvisers, the Board noted that it had received and considered information about the Subadvisers in advance of and at the Meeting. The Board considered the services provided by the Subadvisers, including, but not limited to, the management of the Fund’s assets in accordance with the Fund’s investment objectives and policies, and the purchase and sale of investments for the Fund’s portfolio. The Board considered, among other things, the qualifications, background and experience of the Subadvisers’ portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as information on each Subadvisers’ organizational structure, senior management, investment operations, information security program, and business continuity plan, as well as certain regulatory matters. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer with respect to the Subadvisers. The Board concluded that it was satisfied with the nature, quality and extent of services provided by the Subadvisers under the subadvisory agreements relating to the Fund.

Visit our website at pgim.com/investments

Performance

The Board considered certain additional factors and made related conclusions regarding the historical performance of the Fund for the one-year period ended December 31, 2024. The Board noted that the Fund’s net performance for the one-year period ended December 31, 2024 was in the 2nd quartile of the Performance Universe comprised of comparable funds selected by an independent data provider. The Board considered that the Fund commenced operations on December 11, 2023 and that longer-term performance was not yet available.

Fees and Expenses

In considering the fees paid to the Manager and the Subadviser, the Board reviewed information provided by the Manager regarding its pricing philosophies, the calculation of the fees, and relevant fee comparison information for certain peer funds managed by third parties (such peers having been selected based on size, structure, underlying strategy, and income orientation).The Board considered the contractual management fee of 1.10% of the Fund’s average daily value of the Fund’s total managed assets to be paid by the Fund to the Manager (the Management Fee).

The Board also considered the subadvisory fee, noting that it will be paid to the Subadvisers by the Manager and not by the Fund and that under the subadvisory agreement, the Manager will be responsible for paying the Subadvisers a monthly fee at the annual rate of 0.66% of the average daily value of the Fund’s total managed assets (the Subadvisory Fee).

The Board took into account the estimated total expenses of the Fund and noted that the Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that certain specified expenses of the Fund will not exceed 0.50% of the Fund’s net assets through December 6, 2026.

The Board concluded that the management fee and total expenses were reasonable in light of the services provided to the Fund.

Profitability

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board took into account that the expense limitations would have an adverse effect on the Manager’s and Subadvisers’ respective profitability. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

PGIM Credit Income Fund

Approval of Advisory Agreements (continued)

Economies of Scale

The Board received and discussed information concerning whether PGIM Investments realizes economies of scale as the Fund’s assets grow beyond current levels. The Board also took into account information regarding the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that, while the Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of rising costs.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

Other Benefits to the Manager and the Subadvisers

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the Subadvisers in connection with the Manager’s and Subadvisers’ management of the Fund. Based on information provided by and discussions with the Manager, the Board concluded that these benefits did not appear to be material at the present time in connection with the Fund.

After consideration of these factors, the Board concluded that the approval of the continuance of the agreements for an additional year was in the best interests of the Fund and its shareholders.

Visit our website at pgim.com/investments

US Consumer Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will disclose your personal information within Prudential and your right to opt out of such disclosing.

Protecting Your Personal Information

We maintain physical, electronic, and procedural safeguards to protect your personal information. The people authorized to access your personal information need it to do their jobs, and we require that they keep your information secure and confidential.

Personal Information We Collect

We collect your personal information from you, such as when you fill out applications and other forms, when you visit or enter personal details on our websites, when you respond to our emails, and when you provide information over the telephone. We also collect personal information about you that others give to us. Collectively, this personal information includes, for example:

•	Name
•	Address, email address, telephone number, and other contact information
•	Employment and occupation, demographic, income, and financial information
•	Government ID
•	Transaction history
•	Medical information for insurance applications & products
•	Consumer reports from consumer reporting agencies
•	Participant information from organizations that purchase products or services from us for the benefit of their members or employees
•	Video and audio recordings, and biometric data
•	Information gathered from your internet or network activity
•	Information gathered as part of internal investigations

Using Your Information

We use your personal information for various business purposes, including:

•	Normal everyday business purposes, such as providing services to you and administrating your account or policy
•	Strategic planning and effectuating certain business relationships and partnerships
•	Business research and analysis
•

Data analytics, modeling (such as predictive modeling), the deployment of automated tools, and in certain instances, artificial intelligence in accordance with applicable law or other regulatory guidance

•	Marketing products and services of Prudential and other companies that may interest you
•	Detecting and preventing identity theft, fraud, or misuse of your accounts
•	As required by law

Disclosing Your Information

We may disclose your personal information, including information about your transactions and experiences:

•

Among Prudential companies and with other non-Prudential companies that perform services for us or on our behalf for our everyday business purposes, such as providing services to you, administering your account or policy, and marketing products and services of Prudential and other companies that may interest you.

•

As necessary in connection with business operations, limited information may be disclosed to certain business partners and their service providers in order to effectuate and manage business partnerships.

•	With another financial institution if you agree that your account or policy can be transferred to that company.
•	As permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.
•

For those customers who have one of our products through a plan sponsored by an employer or other organization, we will disclose your personal information in a manner consistent with the terms of the plan agreement or consistent with our agreement with you.

•

We may also disclose consumer report information among Prudential companies, which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. You can limit this disclosing by following the instructions described in this notice.

Unless you agree otherwise, we do not disclose your personal information with non-Prudential companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information. We will not disclose your phone number with non-Prudential companies for the purposes of text messaging. Only Prudential companies who have obtained your prior express written consent will be able to contact you via text messaging.

Note: PGIM, Inc. and its affiliates comprising Prudential’s global investment management businesses do not sell or share Personal Information. PGIM does disclose information internally and with certain third parties. These third parties are our business partners and contractors, and they are bound by contracts, agreements, and monitoring to ensure that your data is treated with utmost protection and respect. Each third-party is carefully vetted, to ensure that they have adequate protection in place to protect your data before we agree to work with them.

Limiting Our Sharing – Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

•	Visit us online at: https://www.prudential.com/links/privacy-center.
•	Call us at: 1-877-248-4019

Note that you are not able to limit our ability to disclose your personal information among Prudential companies and with other non-Prudential companies for servicing and administration purposes.

Questions?

If you have any questions or concerns about how we protect, use, and disclose your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019. We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

Prudential companies include the following:

Insurance Companies and Insurance Company Separate Accounts:

The Prudential Insurance Company of America; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Legacy Insurance Company of New Jersey; Insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential or Pruco (except for insurance company separate accounts sponsored by Prudential Retirement Insurance and Annuity Company (PRIAC), which were transferred to Empower as part of the sale of PRIAC to Empower Annuity Insurance Company of America and are no longer affiliated with Prudential)

Insurance Agencies:

Prudential Insurance Agency, LLC;

Broker-Dealers and Registered Investment Advisers:

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; PGIM Investments LLC; PGIM Private Placement Investors, L.P.; Prudential Select Strategies LLC; PGIM Quantitative Solutions LLC; Jennison Associates LLC; PGIM Custom Harvest LLC; ; PGIM DC Solutions, LLC ; PGIM Multi-Asset Solutions, LLC, PGIM Real Estate Advisors LLC; Deerpath Capital Management LP; Montana Capital Partners AG

Bank and Trust Companies:

Prudential Trust Company

Investment Companies and Other Investment Vehicles:

PGIM Funds; Prudential Insurance Funds; All funds that include the following names: Prudential, PCP, PGIM, PEP, PCEP, or PSLO

Other Companies:

Prudential Workplace Solutions Group Services, LLC; Prudential Mutual Fund Services LLC; PGIM Real Estate Finance, LLC

Vermont Residents: We will not disclose information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Privacy Ed 1/2025

D6021

∎ MAIL 655 Broad Street Newark, NJ 07102	∎ TELEPHONE (800) 225-1852	∎ WEBSITE pgim.com/investments/ mutual-funds/pgim- credit-income-fund

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES

Morris L. McNair III • Mary Lee Schneider • Thomas M. Turpin • Scott E. Benjamin

OFFICERS

Stuart S. Parker, President and Principal Executive Officer • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • George Hoyt, Assistant Secretary • Devan Goolsby, Assistant Secretary • Elyse M. McLaughlin, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 219929 Kansas City, MO 64121

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Simpson Thacher & Bartlett LLP	425 Lexington Avenue New York, NY 10017

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments/mutual-funds/pgim-credit-income-fund or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Credit Income Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 and the rules promulgated thereunder that the Fund may purchase, from time to time, its shares at net asset value.

 Mutual Funds and Closed-End Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM INVESTMENTS

PGIM CREDIT INCOME FUND

SHARE CLASS	A	C	Z
NASDAQ	PGIZX	PGAJX	PGIWX
CUSIP	69434A207	69434A306	69434A108

MF253E2

(b)	Copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule – Not applicable.

Item 2 – Code of Ethics – Not required, as this is not an annual filing.

Item 3 – Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4 – Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5 – Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6 – Investments – The registrant’s Schedule of Investments is included in the financial statements filed under Item 1 of this Form.

Item 7– Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not applicable.

Item 8 – Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not applicable.

Item 9 – Proxy Disclosures for Open-End Management Investment Companies – Not applicable.

Item 10 – Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not applicable.

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – Included as part of the report to stockholders filed under Item 1 of this Form.

Item 12 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 13 – Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 14 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – None.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 18 – Recovery of Erroneously Awarded Compensation – Not applicable.

Item 19 – Exhibits

(a)(1)	Code of Ethics – Not required, as this is not an annual filing.
(a)(2)	Policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 – Not applicable.
(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.CERT.
(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940- Not applicable.
(a)(5)	Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PGIM Credit Income Fund

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	August 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	August 22, 2025

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	August 22, 2025